As Filed with the Securities and Exchange Commission on April 30, 2012
File Nos. 333-59185 and 811-08873

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
Pre-Effective Amendment No. [    ]
Post Effective Amendment No. 23 [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
Amendment No. 24 [ X ]

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®
(Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices: 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 Registrant’s Telephone Number, including Area Code: (405) 523-2000

Stephen P. Garrett	Copies to:
General Counsel	Jennifer Wheeler
American Fidelity Dual Strategy Fund, Inc.	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	211 North Robinson
Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[    ]  immediately upon filing pursuant to paragraph (b)
[ x ]  on May 1, 2012 pursuant to paragraph (b)
[    ]  60 days after filing pursuant to paragraph (a)(1)
[    ]  on May 1, 2012 pursuant to paragraph (a)(1)
[    ]  75 days after filing pursuant to paragraph (a)(2)
[    ]  on (date) pursuant to paragraph (a)(2) of rule 485

Title of securities being registered:   Shares of Equity Interest

If appropriate, check the following box:
[  ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.®

A dual strategy of investing in value and
growth stocks for long-term capital appreciation

PROSPECTUS May 1, 2012
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Risk/Return Summary	1
Investment Objectives/Goals	1
Fees and Expenses of the Fund	1
Investment Strategy, Risks and Performance	1
Investment Advisors and Portfolio Managers	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	4
Investment Goals and Strategies	4
Principal Risks of Investment	6
Portfolio Management	7
Fund Operations	8
Buying and Selling Shares	8
Redemption of Shares	8
Pricing Shares	8
Frequent Purchases and Redemptions	9
Distributions and Taxes	10
Dividends and Other Distributions	10
Tax Information	10
Legal Proceedings	10
Financial Highlights	11
For More Information	12

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RISK/RETURN SUMMARY

Investment Objectives/Goals

The primary investment goal of the American Fidelity Dual Strategy Fund (the “Fund”) is long-term capital growth. The Fund’s secondary investment goal is the production of income.

Fees and Expenses of the Fund

The information below reflects the fees and expenses that the Fund incurs.  The Fund’s fees and expenses will impact your investment.  Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan, your investment may also be impacted by fees imposed by the separate account.  The following information does not include fees and expenses that you may incur at the separate account level.  If fees and expenses incurred at the separate account level were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year.  The Example also assumes that the Fund’s operating expenses remain the same.  Because the Fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period.  Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$279	$627

This Example does not include fees and expenses that you may incur at the separate account level. If fees and expenses incurred at the separate account level were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 69.91% of the average value of its portfolio.

Investment Strategy, Risks and Performance

Principal Investment Strategy

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies.  The Fund has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies.  The approach of two of the sub-advisors (Quest Investment Management, Inc. and The Renaissance Group, LLC) is growth oriented and generally focuses on purchasing stock of companies that exhibit above average earnings and capital growth.  The other two sub-advisors (Beck, Mack & Oliver LLC and WEDGE Capital Management L.L.P.) are “value” sub-advisors, generally focusing on undervalued equity securities with large capitalizations.

Principal Risks of Investing

The Fund’s shares will rise and fall in value, and you may lose money on your investment in the Fund.  The risk exists that the Fund may underperform other investments in the event that:

• The prices of the stocks in which the Fund invests declines because of changes in price of a particular security or broad stock market decline.

• Either value stocks or growth stocks fall out of favor with investors, causing part of the Fund’s portfolio to underperform.

• Companies in which the Fund’s growth-oriented sub-advisors invest do not grow as rapidly as expected.

• Value stocks held by the Fund do not reach the value anticipated by the Fund’s value-oriented sub-advisor.

• Earnings of companies in which the Fund invests are not achieved, and income available for dividend payments is reduced.

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Annual Total Return

The bar chart below shows how the Fund’s annual total return has varied from year to year over a ten-year period.  This information illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund.  The average annual total return information at the bottom of the page shows the Fund’s performance over time compared with that of the Standard &
Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000® Index, another widely recognized common stock index.  This information may help you evaluate the Fund’s risks and potential rewards; however, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Additionally, these returns are calculated for the Dual Strategy Fund.  They do not reflect insurance, sales and administrative charges deducted by participating separate accounts – including those charges would reduce the Fund’s total returns for all periods.

____________________________________
Average annual total returns as of 12/31/11
1 Year            5 Years         10 Years
________________________________________________
Fund                            0.06%               0.04%              1.50%
S&P 500 Index            2.11%              -0.25%             2.92%
Russell 1000® Index   1.50%              -0.02%        3.34%

INVESTMENT RESULTS

Highest Quarterly Return:	15.24%, 3rd Quarter 2009	Lowest Quarterly Return:	-22.74%, 4th Quarter 2008

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Investment Advisors and Portfolio Managers

American Fidelity Assurance Company is the Fund’s investment advisor, and the Fund’s current sub-advisors are Beck, Mack & Oliver LLC (“BM&O”), Quest Investment Management, Inc. (“Quest”), The Renaissance Group LLC (“Renaissance”), and WEDGE Capital Management L.L.P. (“WEDGE”).  The following table contains information about the Sub-Advisors’ portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio (each, a “Portfolio Manager”):

Sub-Advisor	Portfolio Manager	Title	Length of Service with Sub-Advisor
BM&O	Zachary Wydra	Partner/Portfolio Manager	7 years
Quest	Douglas P. Goebel, CFA E. Adrian Hamilton Cameron M. Johnson Monte L. Johnson Gregory G. Sherwood	Senior Vice President Vice President CEO Chairman President	19 years 17 years 22 years 27 years 23 years
Renaissance	Michael E. Schroer	Managing Partner and Chief Investment Officer	7 years
WEDGE	Michael Gardner Andrei Bolshakov, CFA R. Michael James John Norman	Director of Equity Research and General Partner Director of Quantitative Research and General Partner Portfolio Manager and General Partner Portfolio Manager and General Partner	22 years 5 years 27 years 7 years

Purchase and Sale of Fund Shares

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

Tax Information

Because the Fund’s shareholders are the separate accounts of one or more insurance companies through which you purchased your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company.  Accordingly, no discussion is included about the federal personal income tax consequences to you, the policyholder.  For this information, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

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Payments to Broker-Dealers and Other Financial Intermediaries

American Fidelity Securities, Inc. (“AFS”) is the broker-dealer for the separate accounts that offer the Fund as an investment option.  The separate accounts pay a fee to AFS for its services as broker-dealer.  These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment.  Ask your salesperson for more information.

INVESTMENT GOALS AND STRATEGIES

General

Dual Strategy Fund’s primary investment goal is long-term growth of capital.  Its secondary investment goal is the production of income.  To pursue these goals, the Fund invests in a diversified portfolio of common stocks that may also include investments in American Depository Receipts, which represent shares of stock of foreign companies.  American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets.  The Fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions.  During these times, the Fund may not achieve its investment goals.

The Fund’s four sub-advisors manage the Fund’s securities portfolio.  Each sub-advisor has a different principal investment strategy, but the Fund deliberately selected two sub-advisors who are growth oriented and two sub-advisors who are value oriented.  Generally, the Fund’s assets are reallocated equally between the growth oriented and value oriented sub-advisors at the beginning of each year, and cash received by the Fund, less amounts used to pay withdrawals and expenses, is allocated equally between the growth oriented and value oriented sub-advisors throughout the year.  A description of the Fund’s policies and procedures with respect to the disclosure of the securities held by the Fund is available in the Fund’s Statement of Additional Information, which is available upon request.

“Manager of Managers” Structure

The Fund's investment advisor, American Fidelity Assurance Company (“AFA” or “the Advisor”), allocates portions of the Fund’s assets to different sub-advisors that have distinct investment styles.  The Fund and the Advisor have obtained approval of the Fund’s shareholders and an exemptive order from the SEC allowing the Fund and Advisor to operate under a “manager of managers” structure.  The “manager of managers” structure allows the Advisor, with the approval of the Fund’s Board of Directors but without shareholder approval, to (1) terminate the Fund’s sub-advisors, (2) hire new, unaffiliated sub-advisors and (3) materially amend the terms of the Fund’s sub-advisory agreements.  This “manager of managers” structure has been employed by the Fund because it gives the Fund’s Board increased flexibility and eliminates the expense associated with soliciting proxies and holding shareholders’ meetings to get shareholder approval of new, unaffiliated sub-advisors.  The Advisor has ultimate responsibility (subject to oversight by the Fund’s Board) to oversee the sub-advisors and recommend their hiring, termination and replacement.  In addition, the exemptive order received from the SEC, exempts the Fund from the requirement that it disclose separately the fees that the Advisor, as fiduciary for the Fund, pays to each sub-advisor.  Instead, the exemptive order permits the Fund to disclose (as both a dollar amount and as a percentage of its net assets): (i) the aggregate fees paid to the Advisor and any affiliated sub-advisors; and (ii) the aggregate fees paid to sub-advisors other than affiliated sub-advisors.  If the Fund employs an affiliated sub-advisor, the Fund will provide separate disclosure of any fees paid to the affiliated sub-advisor.

Sub-Advisors’ Strategies

The general investment policies of the Fund’s sub-advisors are set forth below.  At times, a sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interests of the Fund’s shareholders as a result of current market and economic conditions.  In this case, for temporary defensive purposes, the Fund may invest its assets in securities that are a direct obligation or guaranteed by the United States government and bonds, notes or other evidence of indebtedness, issued publicly, or privately, of a type customarily purchased for investment by institutional investors.

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Beck, Mack & Oliver LLC

Beck, Mack & Oliver LLC (“BM&O”) will rely primarily on fundamental analysis of prospective companies to identify those that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential.  BM&O uses fundamental analysis to identify sectors, industries and companies that it believes are selling at a discount to its estimate of intrinsic value, measuring the anticipated appreciation potential of the companies’ securities against existing market prices.  BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations.  BM&O’s success has been the result of a highly disciplined process that has been employed since the founding of the firm.  The portfolio management team carefully analyzes and discusses each investment in a consensus-driven process.  This decision-making process incorporates more than 245 years of collective industry experience.  BM&O’s goal is to create a portfolio of securities that provide diversification to mitigate risk and generate meaningful gains over time.  BM&O’s intensive research effort helps it identify stocks that it expects will perform well over a full market cycle.  Managing risk is fundamental to BM&O’s investment approach and plays a key role in preserving capital in adverse market environments.

Quest Investment Management, Inc.

Quest Investment Management, Inc. (“Quest”) is a large capitalization growth-oriented manager which invests in the stocks of companies that generally have a market capitalization (the value of a company’s outstanding shares) higher than $1.5 billion and exhibit a history of growing earnings.  The primary objective is to provide clients with growth of capital.  Quest offers professional full-time, fee based, management of assets. Quest begins the investment process by determining sector and industry weightings as well as individual stock selection with an unbiased evaluation of sector, industry, and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of the portfolio and will generate an initial list of attractive stocks. The next level of screening narrows the list of stocks to a shorter list. Here, potential stock investments are evaluated on earnings fundamentals, technical analysis, and valuation measures using a proprietary scoring system. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

The Renaissance Group LLC

The Renaissance Group, LLC (“Renaissance”) focuses on stocks that have and are expected to continue experiencing above average earnings growth.  Renaissance renders continuous investment management services in a discretionary manner based on financial models developed by the firm.  Renaissance currently offers various investment strategies, each of which may be customized to meet a client’s specific objectives or constraints.  The buy discipline follows three distinct steps:  (1) An analysis of the profitability and financial strength of a company; (2) Scoring and ranking of other factors; and (3) Overall assessment of the company and their opportunities for growth.  The sell discipline is a function of the quantitative scoring and ranking process.  Any security falling below the 40th percentile is sold in favor of a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

WEDGE Capital Management L.L.P.

WEDGE Capital Management L.L.P. (“WEDGE”) employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life.  The models derive from the firm’s extensive experience as an investment manager, a wide range of academic and industry findings, and intensive testing prior to their implementation.  By using models, the decisions to buy, hold or sell stocks are unemotional in nature.  WEDGE employs unique factors to each sector, recognizing that the factors that are most productive in selecting undervalued stocks vary from one sector to another.  All buy, hold and sell decisions determined by the model are reviewed by WEDGE’s analytical staff with a primary focus on the accuracy of the data and any current developments that might alter the quantitative analysis.  WEDGE will not, however, over-ride the model with subjective judgment.

5

PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price.  Prices go up or down based on changes in a company’s financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, thus affecting the Fund’s total return to investors.  You could lose money directing your variable annuity contract payments to the Fund.

Stock Market/Equity.  The Fund invests in stocks that are traded on stock markets.  The Fund’s stock holdings may decline in value because of changes in price of a particular stock or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend.  The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

Dual Strategy and Market Cycles.  Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions.  As a result, the performance of the growth-stock portion of the Fund’s portfolio may be higher or lower than the value-stock portion of the Fund’s portfolio and vice versa.  The Fund’s dual strategy may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks.  There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks.  A value stock may never reach what the value sub-advisors believe is its full value, or it may not have been undervalued when purchased.  Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Income. The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. If earnings of companies in which the Fund invests are not achieved and dividends are reduced or discontinued, distributions to shareholders from the Fund may drop as well.

6

PORTFOLIO MANAGEMENT

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the Fund’s investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940.  American Fidelity Assurance Company was the investment advisor of the Fund’s predecessor from 1968 through 1998.

American Fidelity Assurance Company is responsible for running all of the operations of the Fund, except for those subcontracted to the Fund’s sub-advisors, custodian and pricing service.  Pursuant to an investment advisory agreement, the Fund pays American Fidelity Assurance Company a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the Fund.  The fee is payable monthly.

American Fidelity Assurance Company has engaged sub-advisors to manage the Fund’s investment portfolio and pays the related sub-advisory fees.  The Fund’s sub-advisors make the day-to-day decisions to buy and sell securities for the Fund, subject to the Fund’s investment policies and any additional restrictions set forth in the sub-advisor’s sub-advisory agreement with the Fund.  Each sub-advisor also is subject to the authority of American Fidelity Assurance Company and the Fund’s board of directors.  Each sub-advisor manages a portion of the Fund’s portfolio using its own investment strategy to achieve the Fund’s investment goals.

The Fund’s board of directors reviews and must approve annually the investment advisory agreement with the Fund’s investment advisor and the sub-advisory agreements with the sub-advisors.  The Fund’s annual report to shareholders for the period ending December 31, 2011 provides additional information regarding the basis for the Fund’s board of directors approving the investment advisory agreement with American Fidelity Assurance Company and the sub-advisory agreements with the sub-advisors.

Beck, Mack & Oliver LLC, 360 Madison Avenue, New York, New York 10017, is an independently operated investment management firm established in 1931.  BM&O has been a sub-advisor to the Fund since April 30, 2010.  The firm manages approximately $4.4 billion in assets for individuals, trusts, endowments, foundations, and corporate pension plans.  BM&O is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.  Mr. Zachary Wydra, Partner/Portfolio Manager, is primarily responsible for day-to-day management of the portion of the Fund allocated to BM&O.  Mr. Wydra has over 14 years of investment experience, has served as a portfolio manager since 2005, and was admitted to BM&O’s partnership in 2007.  Prior to joining BM&O, Mr. Wydra served as an analyst at Water Street Capital and as an associate at Graham Partners, a private equity firm.  Mr. Wydra is a 1994 graduate of Brown University, earned an M.A. from Columbia University in 1995 and an M.B.A. from the University of Pennsylvania in 2003.  The Fund’s Statement of Additional Information provides additional information about Beck, Mack & Oliver’s compensation structure, other accounts managed by BM&O, and BM&O’s ownership, if any, of securities in the Fund.

Quest Investment Management, Inc., One SW Columbia, Suite 1100, Portland, Oregon 97258, is an independently operated investment management firm started in 1985.  Quest has been a sub-advisor to the Fund since May 2006.  Quest provides management services to investment companies, pension funds, endowments, foundations, and corporations.  Fund assets are managed by the Investment Committee.  The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, and Douglas P. Goebel, CFA.  Mr. Sherwood will be the primary contact for the Fund.  Mr. M. Johnson is the founder of Quest and has 42 years of experience.  Mr. C. Johnson is Chief Executive Officer and has been with Quest for 22 years.  Mr. Sherwood is President and has been with Quest for 23 years.  Mr. Hamilton is Vice President and has been with Quest for 17 years.  Mr. Goebel is Senior Vice President and has been with Quest 19 years. The Fund’s Statement of Additional Information provides additional information about Quest’s compensation structure, other accounts managed by Quest, and Quest’s ownership, if any, of securities in the Fund.

The Renaissance Group LLC, 50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011, is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities.  Renaissance has been a sub-advisor to the Fund since 2005.  Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance.  Mr. Schroer has 28 years of investment experience and has been with Renaissance since 1984.  Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy.  Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982.  He was also awarded the Chartered Financial Analyst designation in 1985. The Fund’s Statement of Additional Information provides additional information about Renaissance’s compensation structure, other accounts managed by Renaissance, and Renaissance’s ownership, if any, of securities in the Fund.

WEDGE Capital Management L.L.P., 301 South College Street, Suite 2920, Charlotte, North Carolina 28202-6002, is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities.  WEDGE has been a sub-advisor to the Fund since 2005.  WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input.  R. Michael James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the team members principally responsible for supervising Fund assets.  Mr. James is a founding member of WEDGE and has 38 years of investment experience.  Mr. James is a graduate of Louisiana State University’s School of Banking of the South and received his Bachelor of Arts degree from Wofford College.  John Norman joined WEDGE in 2004 and has 20 years of investment experience.  Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.  Michael Gardner, who has been with WEDGE for 22 years, is the principal developer of WEDGE’s  quantitative investment strategy and has 35 years of investment experience.  Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghamton and his Master of Business Administration in Finance from the University of Chicago.  Andrei Bolshakov, CFA, who has been with WEDGE since 2006, is responsible for quantitative research and has 14 years of investment experience.  Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Master of International Business at the Ural State University of Economics, as well as a Master of Business Administration at the Darla Moore School of Business and the University of South Carolina, and received a PhD-level degree in Economics and Mathematical Modeling from the Russian Academy of Science.  The Fund’s Statement of Additional Information provides additional information about WEDGE’s compensation structure, other accounts managed by WEDGE, and WEDGE’s ownership, if any, of securities in the Fund.

Sub-Advisory Fees

The aggregate fees paid to the sub-advisors by American Fidelity Assurance Company in 2011 in connection with the sub-advisors’ services to the Fund was $731,784, which represents 0.45% of the Fund’s average NAV for that period.  The Fund’s investment advisor, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund.

The Fund retained BM&O effective April 30, 2010.  Prior to that date, the portion of the Fund’s portfolio currently managed by BM&O had been managed by WEDGE since April 15, 2009, when the Fund’s sub-advisory agreement with BM&O’s predecessor was terminated.  The Fund’s annual report to shareholders for the period ending December 31, 2011 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

7

FUND OPERATIONS

Buying and Selling Shares

You cannot buy shares of the Dual Strategy Fund directly.  You may invest indirectly in the Fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer’s retirement plan.  The variable annuity contracts that offer the Dual Strategy Fund as an investment option are issued by insurance company separate accounts, which buy the Fund’s shares based on the investment instructions from participants in the variable annuities.

To meet various obligations under the variable annuity contracts, the separate accounts may sell the Fund’s shares to generate cash.  For example, a separate account may sell the Fund’s shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the Dual Strategy Fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account.  The Fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the Fund to dispose of securities or fairly determine the value of its net assets, or (4) the SEC issues an order permitting suspension or delay for the protection of shareholders.  The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

Pricing Shares

The price of the Fund’s shares is based on net asset value.  The Fund’s net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time.  The Fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed.  The days on which American Fidelity Assurance Company is closed this year when the New York Stock Exchange is open are (1) the Friday after Thanksgiving, (2) Christmas Eve and (3) days on which an emergency exists, as determined by the SEC, that disables American Fidelity’s operations.

The Fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding.  A person who deposits money with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day’s net asset value per share for the investment in the Dual Strategy Fund.

The Fund’s investments are valued based on market value quotations, when available.  Investments in corporate stocks are valued by Interactive Data Services.  Securities for which quotations are not available from Interactive Data Services are valued at the quotation obtained from Bloomberg LP.  In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, one or more of the Fund’s officers will consult with the Fund’s investment advisor and sub-advisors to determine an estimated fair value of the security, which good faith determination will be approved by the Fund’s board of directors.  This process is called “fair value pricing.”  Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

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Because the Fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV (net asset value) as of the time the exchange typically closes, it will not be necessary for the Fund to rely on fair value pricing unless a significant event has occurred.  Instances that might require the Fund to use fair value pricing include events, such as trading in a particular portfolio security halting during the day and not resuming prior to the Fund’s NAV calculation.  In the unusual event that the Fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course.  Fair value pricing may result in a NAV that is different from that based on market quotations.

FREQUENT PURCHASES AND REDEMPTIONS

Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders.  Because the Dual Strategy Fund’s shares are sold only through variable annuity contracts issued by insurance company separate accounts, the Fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions.  The Fund’s Board of Directors has adopted the separate accounts’ policies and procedures on behalf of the Fund.  As part of the Fund’s disclosure controls and procedures, each of the separate accounts will certify annually to the Fund that the separate account is in compliance with its policies and procedures.  The Fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of the Fund’s shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of its shares by its shareholders.

Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the Fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies.  For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options.  Frequent purchases and redemptions by shareholders pose certain risks to the Fund’s other shareholders.  Market timing can make it difficult for the Fund to manage its portfolio investments.  Frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

The separate accounts that offer the Dual Strategy Fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

• Limit the number of free transfers.
• Assess transfer fees and withdrawal fees.
• Restrict a participant’s ability to invest in certain investment options.
• Reserve the right to end, suspend or change a participant's ability to transfer assets between investment options (where allowed by state law).

Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants’ ability to use market timing strategies.  The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.  The Fund also has a Shareholder Information Agreement (22c-2 agreement) in place with its investment advisor, American Fidelity Assurance Company (“AFA”), that requires AFA to deliver to the Fund certain identification information about the Fund’s beneficial owners, upon request, if the Fund suspects that market timing techniques are employed.

The Fund’s Board of Directors may inspect/audit the separate accounts’ policies and procedures regarding market timing at any time without warning.  Pursuant to its participation agreements with the separate accounts, the Fund’s Board of Directors may refuse to sell shares of the Fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the Fund.  Relying on this discretionary authority, the Fund’s Board may cause the Fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder’s account based on a history of frequent purchases and redemptions of the Fund’s shares.  Although the Board may exercise its discretion on a case-by-case basis, the Fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  Because the Fund’s investment advisor also is the depositor of the separate accounts that currently offer the Fund as an investment option, communication between the Fund and the separate accounts is on-going, making it easier for the Fund and the separate accounts to coordinate with one another to monitor market timing.

9

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The Dual Strategy Fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company through American Fidelity Assurance Company’s separate accounts, the Fund’s only shareholders of record.  The Fund pays dividends annually and reinvests the proceeds in additional shares of the Fund at net asset value per share.  Distributions of any net realized capital gains are made at least annually.

Tax Information

Since the Fund’s shareholders are the separate accounts, which act through the insurance company that issued your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company.  Accordingly, no discussion is included as to the federal personal income tax consequences to you, the policyholder.  For this information, you should consult the prospectus of the separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

LEGAL PROCEEDINGS

Neither the Fund nor its investment advisor, sub-advisors or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of the advisor, sub-advisor or underwriter to perform in accordance with its agreement with the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years.  Certain information reflects financial results for a single accumulation unit of the Fund.  Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Total return and ratio of expenses for the Fund include only the Fund’s management fee.  This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level.  The total return would be lower if the separate account charges were reflected in the financial highlights.

The Financial Highlights provided below and the 2011 financial statements of Dual Strategy Fund have been audited by KPMG LLP.  The 2011 financial statements are included in the Fund’s Statement of Additional Information, accompanied by KPMG’s report.  The Fund’s Statement of Additional Information is available upon request.

	Dual Strategy Fund Years Ended December 31
	2011	2010	2009	2008	2007
Per Share Data (1):
Net investment income (loss)	$0.12	0.10	0.11	0.14	0.15
Net realized and unrealized gains (losses) from securities	<0.11>	1.52	1.65	(4.88)	0.96
	0.1	1.62	1.76	(4.74)	1.11
Distributions – investment income	<0.10>	(0.12)	(0.13)	(0.16)	(0.15)
Distributions – capital gains	0.00	0.00	0.00	(0.27)	0.00
Net increase (decrease) in net asset unit value	<0.09>	1.50	1.63	(5.17)	0.96
Net asset unit value, beginning of period	10.17	8.67	7.04	12.21	11.25
Net asset unit value, end of period	10.08	10.17	8.67	7.04	12.21
Net assets outstanding, end of period	$157,266,074	166,114,804	147,268,249	119,218,457	202,281,876

Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.09%	1.11%	1.46%	1.39%	1.28%
Portfolio turnover rate	69.91%	102.34%	135.04%	84.35%	67.69%
Total return (2)	.06%	18.73%	25.01%	(38.60%)	9.90%

(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares

See accompanying notes to financial statements.

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FOR MORE INFORMATION

By telephone Call: 1.800.662.1106
By E-mail Send your request to:
va.help@af-group.com

On the Internet: Although the Fund does not maintain an internet website, important Fund documents, including the Fund’s Statement of Additional Information and its annual and semi-annual reports to shareholders, can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

By mail Write to: American Fidelity Dual Strategy Fund, Inc.® P. O. Box 25520 Oklahoma City, OK 73125-0520

Additional information about the Fund is available, free upon request by contacting us, as set forth above.  Upon request, we will provide the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Dual Strategy Fund and its policies.  A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

You may also obtain information about the Fund, including the Statement of Additional Information, by visiting the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873
American Fidelity Dual Strategy Fund, Inc.®

OF STATEMENT OF ADDITIONAL INFORMATION

Introduction	2
Investment goals and policies	2
Management	4
Investment advisory services	6
Governance policies	13
The Fund’s portfolio	14
Capital stock	15
Federal tax matters	16
Service providers	18
Financial statements	18
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Quest Investment Management, Inc.
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

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AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.® dated May 1, 2012. You may get a free copy of the prospectus or Dual Strategy Fund’s most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, OK 73125-0520	1.800.662.1106	va.help@af-group.com

Page

Introduction	2
Investment goals and policies	2
Management	4
Investment advisory services	6
Governance policies	13
The Fund’s portfolio	14
Capital stock	15
Federal tax matters	16
Service providers	18
Financial statements	18
Sub-advisors’ proxy voting policies:
Appendix A – Beck, Mack & Oliver LLC
Appendix B – Quest Investment Management, Inc.
Appendix C – The Renaissance Group LLC (DBA Renaissance Investment Management)
Appendix D – WEDGE Capital Management L.L.P.

INTRODUCTION

American Fidelity Dual Strategy Fund, Inc.® (“Dual Strategy Fund” or “the Fund”) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998.  Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio.  The original inception date for Variable Annuity Fund A was January 1, 1970.  Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as “Separate Account A.”   Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

American Fidelity Assurance Company serves as Dual Strategy Fund’s investment advisor.  American Fidelity Assurance Company has engaged Beck, Mack and Oliver LLC, Quest Investment Management, Inc., The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

INVESTMENT GOALS AND POLICIES

Investment Goals

Dual Strategy Fund’s primary investment goal is long-term capital growth.  Its secondary investment goal is the production of income.

Fund Policies

Fundamental Investment Policies

Dual Strategy Fund has adopted the fundamental investment policies listed below.  These policies cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of Dual Strategy Fund.  A “majority of the outstanding voting securities” under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

(1)       Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

(2)       Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

(3)       Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

(4)       Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

(5)       Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

(6)       Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under federal or state securities laws.

(7)       Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

(8)       Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

(9)       Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

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(10)           Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

(11)           Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make investments in money market funds up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

(12)           Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least “B/C” by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service.  Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral.  The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

(13)           Dual Strategy Fund will not effect the short sales of securities.

(14)           Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

(15)           Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

(16)           Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depository Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States.  Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers.  In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

Dual Strategy Fund has also adopted the following non-fundamental investment policies.  These policies may be changed by the board of directors without shareholder approval.

(1)       Dual Strategy Fund should generally conform to the issuer guidelines noted below at the time of purchase:

•	A minimum market capitalization of $1 billion,

•	Audited financial statements for at least three years of operation, and

•	$50 million or more in stockholders’ equity.

(2)       Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

(3)       Dual Strategy Fund will not invest in the securities of tobacco-producing companies.

Policy re:  Senior Securities

The Fund’s Board of Directors has not adopted a policy regarding issuing senior securities because the Fund’s Articles of Incorporation authorizes the issuance of common stock only; it does not authorize the issuance of any security senior to the common stock.  Approval of two-thirds of the outstanding shares of the Fund would be necessary to amend the Fund’s Articles of Incorporation.

Temporary Investments

A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund’s shareholders as a result of current market and economic conditions.  In this case, for temporary defensive purposes, the Fund’s sub-advisors may invest the Fund’s assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

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MANAGEMENT
Directors and Officers

Information about the Fund’s directors and officers is set forth below.  The Fund is not part of a fund complex, and the positions described in the “Positions(s) Held with Fund” column below pertain only to the Dual Strategy Fund.  The Fund’s Board of Directors is responsible for overseeing the Fund’s management, including establishing and supervising the Fund’s investment goals and policies, reviewing and approving the Fund’s contracts and other arrangements, and monitoring the Fund’s performance and operations.  The Fund’s officers supervise daily business operations.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Officers, Interested Directors (2)
Robert D. Brearton, 62	Executive Vice President and Principal Financial Officer	Since May 2006	Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer, Treasurer, American Fidelity Assurance Company	N/A
David R. Carpenter, 61	Chairman, President (Principal Executive Officer), Secretary, and Director Executive Vice President and Principal Financial Officer –	Since May 2006 February 2003 through May 2006	Executive Vice President, American Fidelity Corporation; President, Chief Operations Officer, American Fidelity Assurance Company; Chairman, Chief Executive Officer, American Fidelity Securities, Inc.	None
Stephen P. Garrett, 67	General Counsel	Since June 2, 2004	Senior Vice President, General Counsel, Secretary, American Fidelity Corporation; Senior Vice President, General Counsel, Secretary, American Fidelity Assurance Company	N/A
Christopher T. Kenney, 43	Assistant SEC Compliance Officer	Since February 2008
Deputy General Counsel, American Fidelity Corporation; Vice President, Assistant SEC Compliance Officer, American Fidelity Assurance Company; Vice President, Chief Compliance Officer, Secretary, American Fidelity Securities, Inc.

N/A
David M. Robinson, 55	Chief SEC Compliance Officer	Since February 2012	Assistant Vice President, American Fidelity Corporation; Chief SEC Compliance Officer, American Fidelity Assurance Company	N/A

(1) Unless otherwise indicated, address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, and age is as of December 31, 2011.
(2) “Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.

4

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates;	Other Directorships
Independent Directors
Jo Ann Dickey, 71 12346A N. May, #245 Oklahoma City, OK 73120	Director	Since October 2006(4)	Retired (2006) Senior Vice President – Internal Audit, American Fidelity Corporation	None
Mark H. McCubbin, 55 5310 N.W. 5th Street Oklahoma City, OK 73127	Director	Since March 2007(4)	Chief Executive Officer, McCubbin Hosiery, LLC	None
G. Rainey Williams, Jr., 51 5400 North Grand Suite 200 Oklahoma City, OK 73112	Director	Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation	Director, BancFirst Corporation

 (3) Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4) Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

The Dual Strategy Fund’s Chairman of the Board is an interested person of the Fund.  Each of the Fund’s three independent directors is active in Board matters, but the Fund does not have a “lead” independent director.  Given the relatively small size of the Fund and its uncomplicated structure, the Fund believes that its leadership structure is appropriate, particularly in light of the fact that three of the four members of the Board of Directors are independent.  The Board administers its oversight function at quarterly meetings and by maintaining open channels of communication with the Fund’s Chairman of the Board and other officers.  The effect on the Board’s leadership structure is that, in effect, the independent directors run the Board and the Fund, regardless of who serves as the Chairman of the Board.

Dual Strategy Fund’s Board of Directors has established an audit committee to consider and recommend independent auditors, review significant accounting policies and annual financial statements, and review and make recommendations regarding internal controls and financial reporting practices.  The audit committee members are JoAnn Dickey and G. Rainey Williams, Jr.  The committee met two times in 2011.

The Board of Directors believe that each of the Directors should serve on the Board because their business and professional backgrounds indicate that they have the ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. Certain of these business and professional experiences are set forth in detail in the table above. The Board of Directors has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills.  The information provided below, and above, is not all-inclusive. Many of the qualifications and attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Jo Ann Dickey’s years of internal audit experience make her a valued member of the Board.  Her familiarity with audit matters and her attention to detail are invaluable to the Board and the Fund’s management.

Mark H. McCubbin’s experience as a chief executive officer have given him the experience and skills that qualify him as a director of the Fund.  His leadership skills and decision-making ability bring a valued skill set to the Board of Directors.

G. Rainey Williams, Jr.’s investment experience and experience as a Board member of a publicly traded banking corporation qualify him to serve as a director of the Fund.  His insight into investment matters has been very important in Board discussions relevant to the Fund’s performance, its sub-advisors and other investment-related matters.

David R. Carpenter, the sole interested director, is a long-time member of the American Fidelity team and brings to the Board both years of business experience and years of historical knowledge about the Fund and its investment advisor, as a whole.

No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund.  Members of Dual Strategy Fund’s Board of Directors who are not employees of American Fidelity Assurance Company receive a $6,000 annual retainer and also receive a fee of $750 for each board meeting and compliance meeting attended.  Members of the Audit Committee also receive $750 for each audit committee meeting attended.

Control Persons

A shareholder that owns more than 25% of Dual Strategy Fund’s voting securities (shares) may be deemed to be a “control person,” as defined in the Investment Company Act of 1940, of Dual Strategy Fund.  A shareholder that owns more than 5% of Dual Strategy Fund’s shares may be deemed to be a “principal holder,” as defined in the Investment Company Act.  American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C are the only shareholders of record of Dual Strategy Fund.

None of the Dual Strategy Fund’s shares were beneficially owned by the officers and directors of the Fund as of April 20, 2012.

5

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s prospectus captioned “The Fund’s Advisors.”

Investment Advisor

General

American Fidelity Assurance Company (“AFA”) provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement (the “Advisory Agreement”).  Under the Amended and Restated Advisory Agreement, AFA assumes overall responsibility, subject to the supervision of the Fund’s Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of the Fund’s portfolio by the sub-advisors on an ongoing basis.  AFA provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund’s operations.  AFA is also responsible for overseeing the Fund’s compliance with the requirements of applicable law and conformity with Dual Strategy Fund’s investment goals and policies, including oversight of the sub-advisors.

Fees

For its services to Dual Strategy Fund, AFA receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund.  AFA received the fees set forth below during the last three years in connection with the advisory services it provided to the Fund.  Asset Services Company, L.L.C. and InvesTrust, N.A., each of which is an AFA affiliate, received the fees set forth below in connection with services they provide to the Fund during the last three years.  AFA paid 100% of the Asset Services and InvesTrust fees.

	2011	2010	2009
American Fidelity Assurance Company:	$827,687	$750,603	$630,206
Asset Services:	$49,549	$44,038	$36,642
InvesTrust:	$47,256	$49,753	$57,797

AFA supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies,  expenses of printing and distributing prospectuses, reports or sales literature, salaries and other compensation of the Fund’s directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service and any advertising, sub-advisory fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Termination

The Fund’s Advisory Agreement with AFA is terminable without penalty, on 60 days’ notice, by the Fund’s Board of Directors or by the vote of the holders of a majority of the Fund’s shares.  AFA may not terminate the Advisory Agreement without the approval of a new investment advisory agreement by a majority of the Fund’s outstanding voting securities.  The Advisory Agreement will terminate automatically upon an “assignment,” as defined in the Investment Company Act of 1940.

Control of Investment Advisor

American Fidelity Corporation owns 100% of AFA.  American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership (“CELP”).  William M. Cameron and Lynda L. Cameron, each an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of CELP.

6

Sub-Advisors

General

The Fund and AFA have contracted with Beck, Mack & Oliver LLC, Quest Investment Management, Inc., The Renaissance Group LLC, and WEDGE Capital Management L.L.P. to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

AFA pays the sub-advisory fees on behalf of the Fund.  All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each sub-advisor.

Renaissance and WEDGE have served as sub-advisors since October 2005; Quest has served as a sub-advisor since May 1, 2006; and the Fund retained BM&O as a sub-advisor, effective April 30, 2010.  Prior to April 30, 2010, the Fund’s assets that are currently managed by BM&O had been managed by WEDGE since April 15, 2009, when the Fund’s sub-advisory agreement with Todd Investment Advisors, BM&O’s predecessor, was terminated.  Todd had served as a sub-advisor to the Fund since 1995.  American Fidelity Assurance Company paid the sub-advisors, in the aggregate, $731,784, $684,016, and $579,480 in connection with the sub-advisors’ services to the Fund during each of the fiscal years ended December 31, 2011, 2010, and 2009, respectively.

Board Approval

The Fund’s annual report to shareholders for the period ending December 31, 2011 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Termination

The sub-advisory agreements will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.  The agreements are terminable without penalty, on 30 days notice, by AFA, Dual Strategy Fund’s Board of Directors, or by the vote of the holders of a majority of Dual Strategy Fund’s shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor’s agreement will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

BM&O

Control of BM&O

BM&O is owned by current partners of the company.  Robert C. Beck has complete ownership control of BM&O.

BM&O Portfolio Managers for the Fund

Zachary Wydra, Portfolio Manager, has over 14 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007.  Mr. Wydra performs all the functions related to the management of the portfolio.

Mr. Wydra is also primarily responsible for the day-to-day management of the portfolios at BM&O.  The number of other accounts (excluding the Fund) managed by Mr. Wydra within each of the following categories and the total assets in the accounts as of December 31, 2011 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	1	$38.3 million
Other pooled investment vehicles	0	0
Other accounts	288	$ 482.5 million

7

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

    Neither BM&O nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Wydra’s management of the Fund’s investments and the investments of these other accounts.  BM&O has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other.  Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur.  Since BM&O only manages equity assets using a disciplined intrinsic value-style approach, it is improbable that a strategy conflict between the Fund and other of its client accounts would occur.

BM&O does not utilize affiliated broker dealers, nor does it typically purchase securities in initial public offerings.

Regarding the allocation of investment opportunities, orders for securities are aggregated whenever possible.  All accounts participating in an executed block receive the average price on all transactions.  In the event an aggregated order is only partially filled, shares are randomly allocated across those accounts included in the original order.  The Firm’s head trader may, in consultation with portfolio managers, decide to allocate shares of a partially filled order in a different manner if allocating in a different manner results in more equitable treatment across accounts included in the original order.  When orders for the same security across multiple accounts include both directed brokerage accounts and non-directed brokerage accounts, the order(s) for the non-directed accounts are executed before those of the directed accounts.

The BM&O portfolio manager for the Fund does not own any equity securities of the Fund.

BM&O is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of BM&O to perform in accordance with its agreement with the Fund.

Compensation Structure of BM&O Portfolio Manager

Mr. Wydra is a partner of BM&O, and he receives distributions from the company representing a percentage of the net profitability of the firm.  The compensation of every partner at BM&O is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability.  Each partner’s ownership percentage is reviewed annually in a peer partner review. This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.

Quest

Control of Quest

Quest is entirely controlled and owned by current employees of the company.  Cameron M. Johnson and Kevin M. Johnson each own 10% or more of the company.

Quest Portfolio Managers for the Fund

Fund assets under management by Quest are managed by Quest’s Investment Committee, not by the individual members of the committee.  The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton and Douglas P. Goebel, CFA.  Mr. Sherwood will be the primary contact for the Fund.  Mr. M. Johnson is the founder of Quest and has 42 years of experience.  Mr. C. Johnson is Chief Executive Officer and has been with Quest for 22 years.  Mr. Sherwood is President and has been with Quest for 23 years.  Mr. Hamilton is Vice President and has been with Quest for 17 years.  Mr. Goebel is Senior Vice President and has been with Quest 19 years.

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In addition to managing Quest’s portion of the Fund’s assets, Quest’s Investment Committee also is primarily responsible for the day-to-day management of the portfolios of other Quest accounts.  The number of other accounts (excluding the Fund) managed by Quest’s Investment Committee within each of the identified categories and the total assets in the accounts as of December 31, 2011 managed within each category is set forth below.  The members of the Investment Committee do not manage any accounts individually.

	Number of Accounts	Assets in Accounts
Registered investment companies	1	$44.5 million
Other pooled investment vehicles	8	$108.8 million
Other accounts	79	$1.8 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Quest believes that it has policies and procedures that are designed to reasonably prevent situations that would harm client assets.  Quest has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other.  Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur.  Since Quest manages equity assets solely in a growth-style, it is improbable that a strategy conflict between the Fund and other accounts would occur.  The Investment Committee oversees the investment strategy of all large capitalization growth accounts.  Implementation of investment decisions by the Investment Committee is performed across all accounts within the large-cap growth strategy unless specific client guidelines prohibit such investment.  Quest’s policy is to aggregate client trades where possible and when advantageous to clients.  In these instances, clients participating in any aggregated trades will receive an average share price and transactions costs will be shared equally on a pro-rata basis.

Quest’s Portfolio Managers for the Fund do not own any equity securities of the Fund.

Quest is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Quest to perform in accordance with its agreement with the Fund.

Quest does not participate in IPO opportunities.  Initial public offerings (“IPOs”) or new issues are offerings of securities which frequently are of limited size and limited availability

Compensation Structure of Quest Portfolio Managers

Compensation for the Portfolio Managers on the Investment Committee is based on a combination of salary, revenue sharing, and retirement benefits.  Portfolio Managers receive a fixed salary that is competitive with similar positions at Investment Advisory firms in the Pacific Northwest and is also based on years of industry experience.  Revenue sharing from the advisory fee revenue generated from assets under management or, total value of client accounts, motivates Portfolio Managers to stay with the company and contribute to its success. Revenue sharing by Quest employees does not add to client costs. Portfolio Managers are not compensated based on performance of client accounts versus an index or benchmark. Retirement benefits are provided through a 401(k) and profit sharing plan with a contribution-matching feature.  Portfolio Managers are not compensated based on performance.

Renaissance

Control of Renaissance

Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns 78% of the outstanding voting shares of Renaissance.  Additionally, Renaissance is controlled by the firm’s Managing Partners, including Michael Edward Schroer.

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Renaissance Portfolio Managers for the Fund

Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund’s portfolio managed by Renaissance.   Mr. Schroer has 30 years of investment experience and has been with Renaissance since 1984.  Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy.  Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank.  Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982.  He was also awarded a Chartered Financial Analyst designation in 1985.

Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts.  The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2011 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	3	$503.24 million
Other pooled investment vehicles	0	0
Other accounts	301	$1.85 billion

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The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither Renaissance nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Schroer’s management of the Fund’s investments and the investments of these other accounts.  Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts.  A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.

Allocation of Investment Opportunities:  If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors.  Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc.  As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities:  Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts.  If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis.  Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities:  Renaissance provides investment advisory services for various clients , including the Fund and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account.  This may occur for a variety of reasons.  For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors.  This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio.  Securities are sold if they fall out of the top two quintiles of the model portfolio.

Personal Securities Transactions:  Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis.  These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios.  The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts.  Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance.  To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

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Compensation:  The portfolio manager is a Managing Partner of Renaissance and receives distributions from the firm representing a set percentage of the firm’s revenues.  Additionally, each Managing Partner is compensated through a share of the bottom line profits of the firm.  Compensation is not based directly on the Fund’s performance or any other incentive arrangements.

The Renaissance Portfolio Managers for the Fund do not own any equity securities of the Fund.

Renaissance is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Renaissance to perform in accordance with its agreement with the Fund.

Compensation Structure of Renaissance Portfolio Managers

The Managing Partners of Renaissance are compensated through two distinct variable, incentive compensation mechanisms.  The first is tied to their ownership in the firm.  All partners receive dividend distributions which are allocated to the partners pro rata based upon their respective ownership.  The level of dividends is set as a fixed percentage of revenues.  The second compensation mechanism is through the sharing of residual profits of Renaissance.  The Managing Partners split between the two of them all residual profits.  The residual profits of Renaissance are equal to its revenues less all dividend distributions, compensation and other operating expenses.

WEDGE

Control of WEDGE

WEDGE is an independent investment advisor owned by ten general partners who are actively involved in the management of the firm.  Ownership interests vary among the partners, with the current maximum at approximately 20%.

WEDGE Portfolio Managers for the Fund

WEDGE applies a team approach to the management of the Fund’s assets, relying both on quantitative models as well as investment professional input.  R. Michael James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the team members principally responsible for supervising the Fund’s assets.  Mike James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the Fund’s Portfolio Managers.

R. Michael James is a founding member of WEDGE and has 38 years of investment experience.  Mr. James is a graduate of Louisiana State University’s School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

John Norman joined WEDGE in 2004 and has 20 years of investment experience.  Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.

Michael Gardner, who has been with WEDGE since 1989, is the principle developer of WEDGE’s quantitative analysis strategy and has 35 years of investment experience.  Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghamton and his Master of Business Administration in Finance from the University of Chicago.

Andrei Bolshakov, CFA, joined WEDGE in 2006 and has 14 years of investment experience.  Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Masters in International Business at the Ural State University of Economics, as well as a Masters of Business Administration at the Darla Moore School of Business at the University of South Carolina, and received a PhD-level degree in Economics and Mathematics Modeling from the Russian Academy of Science.

In addition to managing WEDGE’s portion of the Fund’s assets, Messrs. James, Norman, Gardner and Bolshakov are also jointly and primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts.  The number of other accounts (excluding the Fund) managed by Messrs. James, Norman, Gardner and Bolshakov within each of the identified categories and the total assets in the accounts as of December 31, 2011 managed within each category is set forth below.  None of Messrs. James, Norman, Gardner or Bolshakov manage any of the accounts individually.

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	Number of Accounts	Assets in Accounts
Registered investment companies	2	$295 million
Other pooled investment vehicles	0	0
Other accounts	239	$4.5 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

During the normal course of managing assets for multiple clients, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients.  For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security.  Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients’ accounts, WEDGE will allocate shares of the security in accordance with its order allocation procedures.  WEDGE’s allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time.  Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting.  To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur.  WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of the Fund.

The WEDGE Portfolio Managers for the Fund do not own any equity securities of the Fund.

WEDGE is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of WEDGE to perform in accordance with its agreement with the Fund.

Compensation Structure of WEDGE Portfolio Managers

     WEDGE’s Portfolio Managers for the Fund are general partners of WEDGE.  Their compensation is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability.  Each general partner’s ownership percentage is reviewed annually in a peer partner review, with ultimate determination by the firm’s Management Committee (similar to a Board of Directors).  This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.  Compensation is not fixed, based on Fund performance or based on the value of assets held in the Fund’s portfolio.

GOVERNANCE POLICIES

Codes of Ethics

Dual Strategy Fund, its investment advisor, its sub-advisors and its principal underwriter each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act.  Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

Proxy Voting Policies

Dual Strategy Fund has delegated all proxy voting authority to its investment advisor, AFA, which has further delegated the proxy-voting authority to the Fund’s sub-advisors.  Information about how the Fund’s proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2011 is available (1) without charge, upon request, by calling 1.800.662.1106 and (2) on the SEC’s website at http://www.sec.gov.  The proxy voting policies of BM&O, Quest, Renaissance, and WEDGE are attached hereto as Appendices A, B, C and D respectively.

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THE FUND’S PORTFOLIO

Portfolio Turnover

During the most recent fiscal year, the Fund’s portfolio turnover rate was 69.91% of the average value of its portfolio.  We do not anticipate a significant variation in the portfolio turnover rate from that reported for the last fiscal year; however, the sub-advisors are solely responsible for decisions to buy or sell securities held by the Fund.  As a result, our portfolio turnover rate could differ materially from our expectations.  An increased portfolio turnover rate generally does not result in material adverse consequences to the Fund or its shareholders; however, it does increase certain administrative costs and can impact the Fund’s performance.  The Fund believes that any costs associated with increased portfolio turnover rates is reasonable in light of the importance of the sub-advisors’ discretion in buying and selling securities held by the Fund.

Disclosure of Portfolio Holdings

Generally, the Fund does not disclose its portfolio securities holdings to individual investors or institutional investors, except to the extent that disclosure is made in the Fund’s sales literatures, advertisement, and SEC filings.  Intermediaries that distribute the Fund’s shares do not receive information about the Fund’s portfolio securities unless there is a legitimate business purpose for an intermediary to have such information.  Additionally, the Fund generally does not disclose its portfolio holdings to third-party service providers or rating and ranking organizations except in certain circumstances if the Fund has a legitimate business purpose for doing so and believes that it is in the best interests of the Fund’s shareholders.  With regard to affiliated persons of the Fund, the Fund limits disclosure of portfolio holdings to affiliated persons who acquire the information in the course of performing regular duties associated with their jobs.

A limited number of “Access Persons” of the Fund, its investment advisor, and its sub-advisors obtain direct knowledge of the Fund’s portfolio holdings in the course of performing regular duties associated with their jobs.  Each Access Person of the Fund, its investment advisor, and its sub-advisors is subject to a Code of Ethics that restricts disclosures of the Fund’s portfolio holdings and prohibits personal trading based on the information.  No Access Person or other personnel of the Fund or its investment advisor or sub-advisors is authorized to make disclosures about the Fund’s portfolio securities in contravention of the applicable Code of Ethics.  The Code of Ethics of each of the Fund, its investment advisor, and its sub-advisors restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry.  The Fund’s Board of Directors receives a certification each year from the Fund, its investment advisor, and its sub-advisors regarding the Access Persons’ compliance with the applicable Code of Ethics.  In the event of a conflict between the interests of the Fund’s shareholders and the Fund’s investment advisor, sub-advisors, or principal underwriter (or any of their affiliates), the Fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

The Fund discloses its portfolio holdings publicly in filings made with the SEC four times each year – in Form N-CSR and Form N-Q.  The Fund’s Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters.  The Fund’s Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings.  In the future, the Fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

Although the Fund does not have any ongoing arrangements to make information available about the Fund’s portfolio securities, as a general rule, the Fund’s custodian and independent registered public accounting firm have access to the Fund’s portfolio holdings at any time.  In addition, from time to time, circumstances may arise that make it advisable for the Fund to divulge its portfolio holdings to selected third parties for legitimate business purposes.  In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the Fund’s management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information.  The Fund’s management and the management of the Fund’s investment advisor may authorize disclosure of the Fund’s portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Fund’s current advisor, disclosure to a newly hired investment advisor or sub-advisor prior to commencing its duties, or disclosure to a rating agency for use in developing a rating.  Management of the Fund will advise the Fund’s Board of Directors of any events of this nature so that the Board may determine whether additional oversight is needed in connection with the matter, including oversight of disclosure of the Fund’s portfolio holdings.  Neither the Fund nor its investment advisor receives any compensation or other consideration (including any agreement to maintain assets in the Fund) for making such information available.

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Portfolio Transactions

The Fund’s sub-advisors are responsible for (1) decisions to buy and sell securities on behalf of the Fund, (2) selecting brokers to conduct buy/sell transactions, and (3) negotiating brokerage commissions, in each case with respect to the portion of the Fund’s securities under the sub-advisor’s management.  None of the Fund’s sub-advisors nor any of their respective affiliates may act as a broker for securities transactions for the Fund.

In selecting brokers to conduct the Fund’s portfolio transactions, the sub-advisors use their best efforts to obtain the most favorable price and execution available except to the extent that they determine that a higher brokerage commission is warranted for brokerage and research services.  In evaluating the overall reasonableness of brokerage commissions paid, the sub-advisors:

•	Review the type and quality of the execution services rendered.

•	Review the quantity and nature of the portfolio transactions effected.

•
Compare generally the commissions actually paid to brokers with (A) the commissions believed to be charged by other brokers for effecting similar transactions, and (B) the commissions generally charged by brokers prior to the introduction of negotiated commission rates.

•	Consider the quality and usefulness of the brokerage and research services, if any, that may be furnished by brokers.

Research services provided by brokers may be used by the sub-advisors in advising all of their clients, although not all such services may be used by the clients that paid the commissions.  Conversely, however, a client of a sub-advisor may benefit from research services provided by brokers whose commissions are paid by other clients.  As a result, a sub-advisor may cause clients, including Dual Strategy Fund, to pay a higher brokerage commission to a broker that provides brokerage and research services to the sub-advisor than the sub-advisor’s clients would have paid to another broker that did not provide such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

In 2011, 2010 and 2009, Dual Strategy Fund paid brokerage commissions of $198,610, $275,434 and $280,057, respectively.

CAPITAL STOCK

Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund’s stock and, upon liquidation or dissolution, in Dual Strategy Fund’s net assets remaining after satisfaction of outstanding liabilities.  The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares.  However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

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FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s Prospectus captioned “Distributions and Taxes.”

The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with applicable provisions of the Code.  If the Fund does not qualify as a regulated investment company, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see “Registration” below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see “Election” below), (iii) derive at least 90% of its gross income from certain sources (see “Sources of Gross Income” below), and (iv) diversify its assets in accordance with certain requirements (see “Diversification of Assets” below).

To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see “Distribution of Dividends” below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see “Earnings and Profits” below).

This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The Fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The Fund has filed such an election with its federal income tax return for past tax years and intends to maintain such election for future tax years.

Sources of Gross Income

To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

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Diversification of Assets

To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

(1)           at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, or other securities which, with respect to any one issuer, do not exceed 5% of the value of the Fund’s total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

(2)           not more than 25% of the value of the Fund’s total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of (a) any one issuer, (b) two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnership.  For purposes of this 25% test, the Fund is treated as owning its proportionate share of the corporations within its chain of control.  “Control” is defined for this purpose as 20% or more of the total combined voting power of all classes of stock entitled to vote.

Distribution of Dividends

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income (determined without regard to its dividends paid deductions) and 90% of its net tax-exempt income.  The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years.  While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective.  In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

Classification of Gains and Losses

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code.  In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

Adequate Diversification of Investments

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts.  The Fund intends to comply with applicable requirements so that the Fund’s investments are “adequately diversified” for this purpose.  Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purpose of the diversification requirements.  If a fund satisfies certain conditions, a segregated asset account owning shares of the fund will be treated as owning multiple investments consisting of the account’s proportionate share of each of the assets of the fund.  Dual Strategy Fund intends to satisfy these conditions so that the shares of the Fund owned by a separate account of a participating insurance company will be treated as multiple investments.  If, however, the Fund is not “adequately diversified” within the meaning of Section 817(h) of the Code, the variable annuity contracts supported by the Fund would not be treated as annuity contracts, for any period (or subsequent period) during which the Fund is not “adequately diversified”.  In such instances, the income on the contracts for any taxable year of the policyholder is treated as ordinary income received or accrued by the policyholder during each year.

17

State Income Tax Status

The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

For a discussion of the tax consequences of variable annuity contracts, you should refer to the applicable separate account prospectus.

SERVICE PROVIDERS

Underwriter

Dual Strategy Fund’s shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of AFA, the Fund’s investment advisor.  American Fidelity Securities is the sole underwriter for Dual Strategy Fund.  American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.  American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

Custodian

InvesTrust, N.A., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust holds Dual Strategy Fund’s portfolio securities and keeps all necessary accounts and records.  AFA pays all of InvesTrust’s compensation for its services as custodian.  InvesTrust is a subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.  InvesTrust received $47,256, $49,753 and $57,797, for services performed with regard to the Fund in 2011, 2010 and 2009, respectively.

Investment Consultant

Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Fund and AFA.  Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to the Fund and AFA.  Asset Services is a subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.

AFA pays all of Asset Services’ compensation for its services as consultant.  Asset Services received $49,549, $44,038 and $36,642, for services performed with regard to the Fund in 2011, 2010 and 2009, respectively.

Independent Registered Public Accounting Firm; Legal Counsel

This Statement of Additional Information contains financial statements for Dual Strategy Fund.  KPMG LLP, 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

FINANCIAL STATEMENTS

Following are the financial statements of Dual Strategy Fund.

18

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Financial Statements

December 31, 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Oklahoma City, Oklahoma
February 10, 2012

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2011
Assets
Investments, at fair value (cost $144,039,178)	$157,542,195
Accrued interest and dividends	171,225
Accounts receivable for securities sold	393,643
Accounts receivable for shares redeemed	1,818
Total assets	158,108,881
Liabilities
Accounts payable for securities purchased	823,584
Accounts payable for shares purchased	17,068
Accounts payable	2,155
Total liabilities	842,807
Net assets	$157,266,074
Composition of net assets:
Net capital paid in on shares of capital stock	$151,750,599
Undistributed net investment income	1,834,956
Accumulated net realized losses	(9,822,498)
Unrealized appreciation on investments	13,503,017
Net assets (equivalent to $10.08 per share based on
15,608,371 shares of capital stock outstanding)	$157,266,074
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2011
Investment income:
Income:
Dividends (net of foreign taxes paid of $48,695)	$2,628,721
Interest	26,561
2,655,282
Expenses:
Investment advisory fees	827,687
Net investment income	1,827,595
Realized gains on investments:
Proceeds from sales	122,353,223
Cost of securities sold	111,189,824
Net realized gains on investments	11,163,399
Unrealized appreciation on investments, end of year	13,503,017
Unrealized appreciation on investments, beginning of year	26,160,609
Change in unrealized depreciation on investments	(12,657,592)
Net increase in net assets resulting from operations	$333,402
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2011 and 2010
	2011	2010
Increase (decrease) in net assets from operations:
Net investment income	$1,827,595	1,648,169
Net realized gains on investments	11,163,399	15,954,001
Change in unrealized appreciation (depreciation) on investments	(12,657,592)	8,834,007
Increase in net assets resulting
from operations	333,402	26,436,177
Distributions to shareholders:
Investment income	(1,600,000)	(1,900,000)
Total distributions to shareholders	(1,600,000)	(1,900,000)
Changes from capital stock transactions	(7,582,132)	(5,689,622)
Increase (decrease) in net assets	(8,848,730)	18,846,555
Net assets, beginning of year	166,114,804	147,268,249
Net assets, end of year	$157,266,074	166,114,804
Undistributed net investment income	$1,834,956	1,607,361
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
December 31
	2011	2010	2009	2008	2007
Per share data (1):
Net investment income	$0.12	0.10	0.11	0.14	0.15
Net realized and unrealized gains (losses) from securities	(0.11)	1.52	1.65	(4.88)	0.96
	0.01	1.62	1.76	(4.74)	1.11
Distributions – investment income	(0.10)	(0.12)	(0.13)	(0.16)	(0.15)
Distributions – capital gains	—	—	—	(0.27)	—
Net increase (decrease) in net asset unit value	(0.09)	1.50	1.63	(5.17)	0.96
Net asset unit value, beginning of period	10.17	8.67	7.04	12.21	11.25
Net asset unit value, end of period	$10.08	10.17	8.67	7.04	12.21
Net assets outstanding, end of period	$157,266,074	166,114,804	147,268,249	119,218,457	202,281,876
Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.09	1.11	1.46	1.39	1.28
Portfolio turnover rate	69.91	102.34	135.04	84.35	67.69
Total return (2)	0.06	18.73	25.01	(38.60)	9.90

(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
		Fair Value
	Shares or Principal Amount	Amount	Percentage of Net Assets
Common Stock:
Amusement and Recreation Services:
The Walt Disney Company	10,880	$408,000	0.26%
		408,000	0.26
Apparel and Accessory Stores:
Foot Locker, Inc.	11,100	264,624	0.17
Limited Brands, Inc.	6,700	270,345	0.17
Nordstrom, Inc.	22,053	1,096,255	0.70
Ross Stores, Inc.	32,938	1,565,543	0.99
The Gap, Inc.	38,950	722,523	0.46
		3,919,290	2.49
Apparel and Other Finished Products:
PVH Corp.	3,800	267,862	0.17
V.F. Corporation	2,000	253,980	0.16
		521,842	0.33
Auto Dealers, Gas Stations:
Advanced Auto Parts, Inc.	3,800	264,594	0.17
Autozone, Inc. *	2,914	946,963	0.60
		1,211,557	0.77
Building Materials and Garden Supplies:
Lowe's Companies, Inc.	75,700	1,921,266	1.22
Tractor Supply Company	6,845	480,177	0.31
		2,401,443	1.53
Business Services:
Accenture plc **	24,460	1,302,006	0.83
Alliance Data Systems Corporation *	5,400	560,736	0.36
Automatic Data Processing, Inc.	11,135	601,401	0.38
CA, Inc.	28,200	570,063	0.36
Cerner Corporation *	4,480	274,400	0.17
Check Point Software Technologies LTD. * **	14,795	777,329	0.49
Google Inc. *	1,252	808,667	0.51
International Business Machines Corporation	24,975	4,592,403	2.92
Intuit Inc.	26,269	1,381,487	0.88
Juniper Networks, Inc. *	10,330	210,835	0.13
Microsoft Corporation	63,564	1,650,121	1.05
Oracle Corporation	65,611	1,682,922	1.07
Priceline.com Incorporated *	600	280,626	0.18
Rackspace Hosting, Inc. *	2,125	91,396	0.06
Salesforce.com, Inc. *	5,079	515,315	0.33
SAP AG **	10,500	555,975	0.35
The Western Union Company	20,600	376,156	0.24
Visa Inc.	8,625	875,696	0.56
VMware Inc. *	4,245	353,142	0.23
		17,460,676	11.10

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Chemicals and Allied Products:
Abbott Laboratories	40,900	$2,299,807	1.46%
Air Products & Chemicals, Inc.	1,300	110,747	0.07
Albemarle Corporation	2,600	133,926	0.09
Allergan, Inc.	3,975	348,766	0.22
Amgen Inc.	6,600	423,786	0.27
AstraZeneca PLC **	8,000	370,320	0.24
Bristol-Myers Squibb Company	29,515	1,040,109	0.66
Celanese Corporation	5,835	258,315	0.16
CF Industries Holdings, Inc.	800	115,984	0.07
E.I. du Pont de Nemours and Company	15,250	698,145	0.44
Eastman Chemical Company	2,900	113,274	0.07
Ecolab Inc.	5,440	314,486	0.20
Eli Lilly and Company	9,600	398,976	0.25
Endo Pharmaceuticals Holdings Inc. *	28,620	988,249	0.63
Gilead Sciences, Inc. *	26,346	1,078,342	0.69
Johnson & Johnson	33,800	2,216,604	1.41
Merck & Co., Inc.	50,700	1,911,390	1.22
Monsanto Company	10,215	715,765	0.46
Novartis AG **	6,500	371,605	0.24
Novo Nordisk A/S **	1,955	225,333	0.14
Perrigo Company	3,415	332,280	0.21
Pfizer Inc.	18,100	391,684	0.25
PPG Industries, Inc.	1,400	116,886	0.08
Praxair, Inc.	5,460	583,674	0.37
Sanofi-Aventis **	10,500	383,670	0.24
Shire Plc **	6,700	696,130	0.44
Sigma-Aldrich Corporation	3,070	191,752	0.12
The Dow Chemical Company	4,100	117,916	0.08
The Mosaic Company	11,045	556,999	0.35
United Therapeutics Corporation *	5,110	241,448	0.15
		17,746,368	11.28
Coal Mining:
Peabody Energy Corporation	11,967	396,227	0.25
		396,227	0.25
Communications:
American Tower Corporation	6,575	394,566	0.25
CBS Corporation	38,221	1,037,318	0.66
DIRECTV, Inc. *	6,000	256,560	0.16
Level 3 Communications, Inc. *	37,266	633,149	0.40
NII Holdings, Inc. *	12,500	266,250	0.17
Viacom Inc. *	5,800	263,378	0.17
		2,851,221	1.81
Depository Institutions:
Capital One Financial Corp.	6,400	270,656	0.17
Fifth Third Bancorp	22,000	279,840	0.18
Huntington Bancshares Incorporated	50,800	278,892	0.18
JPMorgan Chase & Co.	8,200	272,650	0.17
KeyCorp	36,300	279,147	0.18
The PNC Financial Services Group, Inc.	5,000	288,350	0.18
U.S. Bancorp	50,750	1,372,788	0.87
		3,042,323	1.93

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Durable Goods, Wholesale:
Reliance Steel & Alumnium Co.	2,400	$116,856	0.07%
		116,856	0.07
Eating and Drinking Places:
Chipotle Mexican Grill, Inc. *	870	293,834	0.19
McDonald’s Corporation	8,980	900,963	0.57
Starbucks Corporation	18,080	831,861	0.53
Yum! Brands, Inc.	5,385	317,769	0.20
		2,344,427	1.49
Electric, Gas, and Sanitary Services:
Ameren Corporation	8,000	265,040	0.17
American Electric Power Company, Inc.	6,500	268,515	0.17
Edison International	6,600	273,240	0.17
Entergy Corporation	3,600	262,980	0.17
FirstEnergy Corp.	5,800	256,940	0.16
ITC Holdings Corp.	2,645	200,703	0.13
NRG Energy, Inc. *	13,600	246,432	0.16
NV Energy, Inc.	17,000	277,950	0.18
ONEOK, Inc.	3,525	305,582	0.19
Pinnacle West Capital Corporation	5,600	269,808	0.17
Stericycle, Inc. *	4,680	364,666	0.23
Teco Energy, Inc.	14,000	267,960	0.17
The Williams Companies, Inc.	25,525	842,836	0.54
		4,102,652	2.61
Electronic and Other Electric Equipment:
Altera Corporation	18,237	676,592	0.43
Amphenol Corporation	13,400	608,226	0.39
ASML Holding N.V. **	13,500	564,165	0.36
Avago Technologies Limited **	5,415	156,277	0.10
Broadcom Corporation	26,075	765,562	0.49
Cypress Semiconductor Corporation	11,905	201,075	0.13
General Electric Company	40,715	729,206	0.46
Intel Corporation	36,298	880,227	0.56
Jabil Circuit, Inc.	33,284	654,363	0.41
Molex Incorporated	94,800	1,875,144	1.19
Qualcomm Incorporated	53,831	2,944,556	1.87
		10,055,393	6.39
Engineering, Accounting, Research, Management and Relation Services:
ABB Ltd **	12,100	227,843	0.14
Covance Inc. *	13,297	607,939	0.39
		835,782	0.53
Fabricated Metal Products:
Ball Corporation	3,300	117,843	0.08
Parker-Hannifin Corporation	13,681	1,043,176	0.66
		1,161,019	0.74

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Food and Kindred Products:
Anheuser-Busch InBev SA/NV **	21,850	$1,332,632	0.85%
Archer-Daniels-Midland Company	3,900	111,540	0.07
Bunge Limited **	1,900	108,680	0.07
Corn Products International, Inc.	2,200	115,698	0.07
Diageo plc **	4,700	410,874	0.26
General Mills, Inc.	8,695	351,365	0.22
H.J. Heinz Company	5,800	313,432	0.20
Hansen Natural Corporation *	5,710	526,119	0.34
Kraft Foods Inc.	5,665	211,644	0.14
The Coca-Cola Company	13,747	961,878	0.61
		4,443,862	2.83
Food Stores:
Whole Foods Market, Inc.	5,455	379,559	0.24
		379,559	0.24
Furniture and Fixtures:
BE Aerospace, Inc. *	12,490	483,488	0.31
Johnson Controls, Inc.	7,300	228,198	0.14
Tempur-Pedic International Inc. *	12,259	643,965	0.41
		1,355,651	0.86
General Merchandise:
Dollar Tree, Inc. *	12,701	1,055,580	0.67
Macy's, Inc.	8,200	263,876	0.17
		1,319,456	0.84
Heavy Construction, Non-Building:
Flour Corporation	26,250	1,319,063	0.84
KBR, Inc.	8,400	234,108	0.15
		1,553,171	0.99
Holding and Other Investment Offices:
Brookfield Asset Management Inc. **	62,600	1,720,248	1.09
Digital Realty Trust, Inc.	8,935	595,696	0.38
		2,315,944	1.47
Home Furniture and Equipment:
Bed Bath & Beyond Inc. *	4,000	231,880	0.15
		231,880	0.15
Hotels, Other Lodging Places:
Starwood Hotels & Resorts Worldwide, Inc.	9,335	447,800	0.28
Wyndham Worldwide Corporation	7,100	268,593	0.18
		716,393	0.46

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Industrial Machinery and Equipment:
Apple Computer, Inc. *	7,592	$3,074,760	1.95%
Caterpillar Inc.	7,058	639,455	0.41
Cisco Systems, Inc.	28,680	518,534	0.33
Cummins Engine, Inc.	10,015	881,520	0.56
Dell Inc. *	85,211	1,246,637	0.79
Dover Corporation	38,793	2,251,934	1.43
Eaton Corporation	5,200	226,356	0.14
EMC Corporation *	42,766	921,180	0.59
F5 Networks, Inc. *	6,814	723,102	0.46
Flowserve Corporation	3,435	341,164	0.22
Fortinet, Inc *	6,710	146,345	0.09
Gardner Denver, Inc.	8,799	678,051	0.43
Joy Global Inc.	10,653	798,655	0.51
National Oilwell Varco, Inc.	14,955	1,016,790	0.65
Pitney Bowes, Inc.	12,700	235,458	0.15
SanDisk Corporation *	14,233	700,406	0.45
SPX Corporation	4,825	290,803	0.18
Teradata Corporation *	23,816	1,155,314	0.73
The Timken Company	5,900	228,389	0.15
Western Digital Corporation *	22,218	687,647	0.44
		16,762,500	10.66
Instruments and Related Products:
3M Company	2,900	237,017	0.15
Baxter International Inc.	34,540	1,709,039	1.09
Danaher Corporation	26,756	1,258,602	0.80
Dentsply International Inc.	19,454	680,695	0.43
Intuitive Surgical, Inc. *	455	210,670	0.14
Medtronic, Inc.	18,756	717,417	0.46
Rockwell Automation, Inc.	5,005	367,217	0.23
Roper Industries, Inc.	24,105	2,094,001	1.33
		7,274,658	4.63
Insurance Carriers:
Ace LTD. **	4,000	280,480	0.18
Aetna Inc.	9,100	383,929	0.24
Assurant, Inc.	6,700	275,102	0.18
Axis Capital Holdings Limited **	55,000	1,757,800	1.12
Berkshire Hathaway Inc. *	20,300	1,548,890	0.99
CIGNA Corporation	13,905	584,010	0.37
Humana Inc.	4,200	367,962	0.23
Leucadia National Corporation	70,900	1,612,266	1.03
Lincoln National Corporation	13,800	267,996	0.17
Metlife Capital Trust, Inc.	8,800	274,384	0.18
Principal Financial Group, Inc.	11,000	270,600	0.17
Prudential Financial, Inc.	5,400	270,648	0.17
RenaissanceRe Holdings Ltd. **	25,450	1,892,717	1.20
The Chubb Corporation	3,900	269,958	0.17
The Hartford Financial Services Group, Inc.	16,800	273,000	0.17
The Travelers Companies, Inc.	4,600	272,182	0.17
UnitedHealth Group Incorporated	23,318	1,181,756	0.75
Unum Group	12,800	269,696	0.17
Wellpoint, Inc.	5,900	390,875	0.25
		12,444,251	7.91

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Leather and Leather Products:
Coach, Inc.	11,691	$713,619	0.45%
		713,619	0.45
Metal Mining:
Cliffs Natural Resources Inc.	1,800	112,230	0.07
Freeport-McMoRan Copper & Gold Inc.	14,559	535,625	0.34
Newmont Mining Corporation	9,585	575,196	0.37
		1,223,051	0.78
Mining, Quarry Nonmetal Minerals:
Teck Resources Limited **	3,300	116,127	0.07
		116,127	0.07
Miscellaneous Manufacturing Industries:
International Game Technology	45,550	783,460	0.50
Mattel, Inc.	8,900	247,064	0.16
		1,030,524	0.66
Miscellaneous Retail:
Amazon.Com, Inc. *	2,100	363,510	0.23
CVS Caremark Corporation	18,512	754,919	0.48
IAC/InteractiveCorp	6,000	255,600	0.16
PetSmart, Inc.	23,452	1,202,853	0.77
Signet Jewelers Limited **	6,000	263,760	0.17
		2,840,642	1.81
Motor Freight Transportation, Warehouse:
Iron Mountain Incorporated	5,885	181,258	0.11
		181,258	0.11
Nondepository Institutions:
American Express Company	27,883	1,315,241	0.84
Discover Financial Services	11,300	271,200	0.17
SLM Corporation	19,700	263,980	0.17
		1,850,421	1.18
Nondurable Goods – Wholesale:
Amerisource Bergen Corporation	26,316	978,692	0.62
Cardinal Health, Inc.	9,000	365,490	0.23
Herbalife LTD. **	6,685	345,414	0.22
McKesson Corporation	13,206	1,028,879	0.66
		2,718,475	1.73
Oil and Gas Extraction:
Encana Corporation **	91,200	1,689,936	1.07
Eni S.p.A **	8,200	338,414	0.22
Helmerich & Payne, Inc.	17,832	1,040,675	0.66
Nabors Industries Ltd. * **	19,500	338,130	0.22
Noble Corporation **	44,650	1,349,323	0.86
Occidental Petroleum Corporation	3,700	346,690	0.22
Plains Exploration & Production Company *	48,150	1,768,068	1.12
Royal Dutch Shell PLC **	4,900	358,141	0.23
Schlumberger N.V. (Schlumberger Limited) **	18,950	1,294,475	0.82
Talisman Energy Inc. **	28,700	365,925	0.23
Transocean LTD. **	8,400	322,476	0.21
		9,212,253	5.86

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Paper and Allied Products:
Avery Dennison Corporation	8,100	$232,308	0.15%
International Paper Company	3,900	115,440	0.07
		347,748	0.22
Petroleum Refining and Related Industries:
BP PLC-Spons ADR **	8,200	350,468	0.22
Chevron Corporation	6,117	650,849	0.41
ConocoPhillips	19,355	1,410,399	0.90
Exxon Mobil Corporation	23,690	2,007,964	1.28
Total SA **	6,700	342,437	0.22
Valero Energy Corporation	16,600	349,430	0.22
		5,111,547	3.25
Primary Metal Industries:
Alcoa Inc.	12,200	105,530	0.07
Precision Castparts Corp.	2,510	413,623	0.26
		519,153	0.33
Printing, Publishing, & Allied Lines:
News Corporation	14,400	256,896	0.16
R.R. Donnelley & Sons Company	14,900	215,007	0.14
		471,903	0.30
Railroad Transportation:
Union Pacific Corporation	9,365	992,128	0.63
		992,128	0.63
Real Estate:
CBRE Group, Inc. *	26,200	398,764	0.26
Pico Holdings, Inc. *	55,150	1,134,987	0.72
		1,533,751	0.98
Rubber & Miscellaneous Plastic Products:
Deckers Outdoor Corporation *	2,800	211,596	0.13
Nike, Inc.-Class B	5,870	565,692	0.36
		777,288	0.49
Security and Commodity Brokers:
Ameriprise Financial, Inc.	5,500	273,020	0.17
Franklin Resources, Inc.	2,700	259,362	0.17
The Goldman Sachs Group, Inc.	2,900	262,247	0.17
		794,629	0.51
Service Necessity:
Subsea 7 S.A. * **	20,800	387,088	0.25
		387,088	0.25
Stone, Clay, Glass, Concrete Products:
Owens Corning *	11,240	322,813	0.21
		322,813	0.21
Transportation By Air:
Bristow Group Inc.	27,050	1,281,900	0.81
		1,281,900	0.81

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2011
Fair Value
Shares or Principal Amount	Amount	Percentage of Net Assets
Transportation Equipment:
Autoliv, Inc.	4,200	$224,658	0.14%
Honeywell International Inc.	14,435	784,542	0.50
Navistar International Corporation *	5,800	219,704	0.14
Polaris Industries Inc.	16,685	934,026	0.59
The Boeing Company	5,350	392,423	0.25
TRW Automotive Holdings Corp *	7,500	244,500	0.16
United Technologies Corporation	5,510	402,726	0.26
		3,202,579	2.04
Transportation Services:
Expedia, Inc.	23,289	675,847	0.43
		675,847	0.43
Total common stocks (cost $140,174,128)		153,677,145	97.72
Short-Term Investments:
AIM money market funds (.0.020075% at December 31, 2011)	3,865,050	3,865,050	2.46
Total short-term investments (cost $3,865,050)		3,865,050	2.46
Total investments (cost $144,039,178)		157,542,195	100.18
Other assets and liabilities, net		(276,121)	(0.18)
Total net assets		$157,266,074	100.00%

* Presently not producing dividend income
** Foreign Investments (13.35% of net assets)

See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2011

(1)	Summary of Significant Accounting Policies

(a)           General
American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).
The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.
Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)           Investments
The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s board of directors, generally at the quotation obtained from pricing services, such as Bloomberg L.P. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the board of directors. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.
The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.
Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.
Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2011

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2011, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $114,157,123 and $122,353,223 respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2011 for financial reporting purposes was $19,603,748 and $6,100,731, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation on investments were $144,641,892, $19,603,748, and $6,703,445, respectively, as of December 31, 2011.

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments). There were no transfers of securities Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2011. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$157,542,195
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$157,542,195

(c)              Income Taxes
Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2011

During 2011, the Fund generated net capital gains for tax purposes of $11,027,513. These 2011 capital gains were fully offset by the capital loss carryovers from prior years for tax purposes. Of the $9,152,593 in net capital loss carryover at December 31, 2011, $9,152,593 will expire if not utilized by December 31, 2017. The Fund’s board of directors will not distribute a realized capital gain dividend to the extent a capital loss carryover offsets capital gains.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2011 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2011.

As of December 31, 2011, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2008 through 2011 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)                 Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2011

(e)                 Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid annually. Dividends to shareholders from capital gains, if any, are paid annually. These ordinary and capital gain dividends are paid as required to comply with Federal tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2011 or 2010.

(f)                 Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU No. 2011-04). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

(2)
Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged four subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)
Distributions to Shareholders

On November 15, 2011, a dividend of $0.10 per share was distributed from ordinary income, which amounts to $1,600,000. On November 15, 2010, a dividend of $0.12 per share was distributed from ordinary income, which amounted to $1,900,000.

(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

Notes to Financial Statements

December 31, 2011

The tax character of distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	2011	2010
Distributions to shareholders:
Dividends paid from:
Ordinary income	$1,600,000	1,900,000
Long-term capital gain	—	—
	1,600,000	1,900,000
Return of capital	—	—
Total distributions to shareholders	$1,600,000	1,900,000

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,767,764
Undistributed long-term loss	(9,152,593)
Unrealized appreciation	12,900,303
Distributable earnings	$5,515,474

(4)	Changes from Capital Stock Transactions

As of December 31, 2011, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2011	2010	2011	2010
Shares sold	162,687	499,661	$1,699,963	4,525,777
Shares issued in reinvestment of
dividends and distributions	155,024	197,116	1,600,000	1,900,000
	317,711	696,777	3,299,963	6,425,777
Shares redeemed	(1,043,181)	(1,348,321)	(10,882,095)	(12,115,399)
Decrease in net assets
derived from capital
stock transactions	(725,470)	(651,544)	$(7,582,132)	(5,689,622)

(5)	Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued.

APPENDIX A

Beck, Mack & Oliver LLC
Proxy Voting Policies & Procedures

RATIONALE FOR PROXY POLICIES/ PROCEDURES

Applicable law will require the firm to vote proxies (unless otherwise requested by clients) in the best interests of our clients.  As we have always done, we must exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the benefits to our clients.  Unlike the rather loose guidelines that have prevailed to this point, as of the July 1, 2003 record date, we will be required to maintain a record of how all the proxies for companies in which the firms clients have voting interests were voted, as well as embrace a disclosure process mandated by law.

PROXY VOTING PROCEDURES

1.	We will identify a person, herein referred to as a Proxy Ballot Administrator (PBA), to control this process.

2.
Accounts for which proxies are to be voted:  We are required to vote the proxies for common shares held in ERISA accounts and the Beck, Mack & Oliver Partners and Global Equity Funds.  For all other accounts, we have the option of passing the voting responsibility to the client.  In actual practice, we have opted to provide our clients with the choice of voting the proxies themselves or having us do it.

3.
Audit requirements:  All accounts for which we have voting responsibility will be checked every day for indications that a proxy statement is available requiring action by a certain date.  (We will outsource this procedure.)

4.
Upon notification of a requirement for voting, a composite ballot covering all topics and all relevant accounts will be prepared.  This ballot, together with a copy of the proxy statement, will be forwarded to the appropriate investment professional for review and disposition of voting.  The person assigned to the task of voting on proxy issues will complete the ballot, sign it, and return it to the PBA.  In cases where a resolution falls outside policy guidelines, the matter should be discussed by all members present at our weekly meeting and be resolved at that time.  Results of these deliberations should be filed along with documents relevant to proxy matters.

5.
The proxy ballot administrator will insure that the ballot is returned and completed by the deadline for voting.  A log will be maintained identifying the dates the proxy was received, voted and returned to the appropriate agent.  Furthermore, a record of all votes for all subject accounts will be kept and be available for inspection.

6.	This voting record will also be available to respond to client inquiries about our vote on particular resolutions. These will be directed to the proxy administrator.

1

PROXY VOTING POLICY

The guideline that will apply to the proxy issues enumerated in the following paragraphs is that all voting is to be exercised only in the clients’ best interest.  All other issues will be subordinated to the exercise of our fiduciary duty on behalf of the funds that clients have entrusted to our management.

I.	Routine Management Proposals
These proposals typically do not change corporate structure, by-laws or operations to the disadvantage of shareholders.  They include:
Approval of auditors
Election of Directors
Indemnification provisions for directors/ officers
Liability limitations of directors/ officers
Name changes
Fiscal year changes

Given the routine nature of these proposals, proxies will nearly always be voted with management.

Non-Routine Management Proposals
This category includes issues that would or could alter corporate or capital structure or operations.  These proposals generally will be voted “in favor” if deemed to be in the best interests of the shareholders.  Proposals in this category would likely address matters including:

Mergers and Acquisitions
Restructuring
Re-Incorporation
Changes in capital structure
Compensation of executives/ directors

Proposals Affecting Corporate Governance
These proposals would generally be voted “against” the actions being proposed and would include those affecting:
Poison pills
Greenmail or dual class voting
Supermajority voting
Golden parachutes/ severance packages
Classified/ staggered Boards of Directors

Social and Corporate Responsibility Proposals

Resolutions addressing matters under this heading are often proposed by shareholders.  These proposals will be examined individually and our votes will be based on serving the best interest of our clients.
Expensing stock option grants (Generally we would vote to expense grants.)
Charitable giving *
Gender issues*
Boycotts of specific countries/ industries*
* (Generally we would expect to vote against these proposals.)

Resolution of Conflicts
Where a potential conflict may be evident between the interests of the manager and a proposal offered in the proxy, we will vote in strict accordance with our proxy voting policy.

2

APPENDIX B

Proxy Voting Policy

Quest Investment Management, Inc.

Policies and Procedures Proxy Voting

Policy

Quest Investment Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Quest Investment Management, Inc. Written Statement of Proxy Voting Policy

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to
(a)
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients.  These policies must include how material conflicts that may arise between the adviser and those of the adviser’s clients are addressed.

(b)	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities.
(c)	Summarize for clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy to clients.

General Statement

Quest Investment Management, Inc. (Quest) acknowledges that as a fiduciary under the Employment Retirement Income Security Act (ERISA), Quest has the responsibility to manage assets in the best interests of pension trust participants and beneficiaries.  Quest recognizes that proxies have economic value and proxies are voted solely in the best interest of the trust participant.  In evaluating proxy voting matters, Quest considers those factors that may affect the value of the trust’s investment and aims to vote in a fair manner in the best interest of trust participants or beneficiaries.  The interest of trust participants will be paramount to those of Quest Investment Management.

Administration of Proxy Voting by Quest

A)	Responsibility

	1)	Douglas Goebel, Senior Vice President of Quest, has the responsibility for the implementation and monitoring of Quest’s proxy voting policy, practices, disclosures and record keeping.
2)
It shall be the responsibility of Cameron M. Johnson,CEO/CCO, Quest Investment Management, Inc., to affirm that the proxy voting is in compliance with the Securities and Exchange Commission, Department of Labor, Trust guidelines and Quest policy.

B)	Procedures

Quest has adopted procedures to implement the firm’s policy and monitors its practices to ensure that the firm’s policy is observed, properly implemented, amended and updated as appropriate.

1)
Mr. Goebel shall receive a proxy from the trust custodian for each stock investment as of date of record.  It is the responsibility of the trust custodian to deliver proxy materials in a timely manner.  Quest utilizes ProxyEdge (Broadridge Financial Solutions) for institutional proxy management.  All employees shall forward any proxy materials received on behalf of clients to Mr. Goebel.  Unless explicitly stated in the client guidelines or advisory contract, Quest will vote proxies for all accounts under management for which it receives a fee for advisory services, including sub-advisory or wrap accounts.  In some cases, clients may elect to retain proxy voting authority.

	2)	Mr. Goebel will determine which client accounts hold the security to which the proxy relates.
3)
Absent material conflicts, Mr. Goebel will determine how Quest should decide how each proxy item should be voted in accordance with applicable voting guidelines.  Votes will be recorded for record keeping purposes and communicated to solicitor via ProxyEdge Lite software.

4)
Proxies deemed by Mr. Goebel to be high-impact, potentially contentious issues or issues where material conflicts of interest may arise will be presented to the Quest Investment Committee for voting decisions.  Procedures for dealing with conflicts of interests are outlined in section E below.  Examples of high-impact, potentially contentious issues would include, but not be limited to, the following matters:

		[ ]	Corporate governance matters (changes in state of incorporation, mergers, corporate restructurings, anti-takeover provisions)
		[ ]	Changes to capital structure
		[ ]	Stock option plans and management compensation issues
		[ ]	Social and corporate responsibility issues.

Decisions evolve around factors that may affect the value of the trust’s investment and may not subordinate the interests of participants to unrelated objectives.  Members of the Quest Investment Committee shall be experienced and trained in security analysis and portfolio management.

	5)	Any contact by vote solicitors shall be required to be in writing and shall be reviewed by the Quest Investment Committee.
	6)	Quest shall treat each proxy as an asset of the trust and shall maintain a high level of confidentiality, except for trustees and/or their representatives, as to voting decisions.
	7)	Proxies shall be voted in a timely manner before the meeting date so that submitted votes will be valid.
8)
Mr. Goebel is responsible to monitor the effectiveness of any third-party entity contracted to assist in the proxy management process.  Any deficiencies in the performance of a contracted entity will be reported to the Chief Compliance Officer so that a determination may be made if any action is necessary.

C)	Voting Guidelines

1)
In the absence of specific voting guidelines from the client, Quest will vote proxies in the best interests of each particular client. Quest’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.  Clients are permitted to place reasonable restrictions on Quest’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

2)
Quest will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditor’s non-audit services.

	3)	Quest will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
	4)	In reviewing proposals, Quest will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

D)	Recordkeeping

Mr. Goebel shall retain the following proxy records in accordance with SEC’s five-year retention requirement.

	1)	Each proxy statement received and a record of how proxies are voted.
	2)	Any created document that was material to making a decision on how to vote a proxy or that memorializes that decision.
	3)	A copy of each written request from a client for information on how Quest voted such client’s proxies and a copy of any written response.
	4)	Policies, procedures and any amendments.

E)	Conflicts of Interest

1)
Mr. Goebel will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Quest with the issuer of each security to determine if Quest or any of its employees has any financial, business or personal relationship with the issuer.

2)
If a material conflict of interest exists, the Chief Compliance Officer, Mr. Cameron Johnson, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.  The interests of Quest’s clients are paramount to those of Quest.  This is the overriding principle in resolving material conflicts of interest on proxy matters.

	3)	In general terms, examples of potential conflicts of interest include, but are not limited to, the following:
		[ ]	The advisor or related company manages the pension plan for a company soliciting proxies.
		[ ]	The advisor or related company administers the employee benefit plan for a company soliciting proxies.
		[ ]	The advisor or related company provides brokerage, underwriting, insurance or banking services for a company soliciting proxies.
		[ ]	The advisor or related company manages money for an employee group.
4)
It is the opinion of Quest Investment Management that the occurrence of such conflicts of interest would be infrequent due to the nature of Quest’s business (i.e., no related companies providing brokerage, banking, etc.) and the composition of Quest’s client list (i.e., primarily individuals, Taft-Hartley pensions and endowments).

	5)	Quest will maintain a record of the voting resolution of any conflict of interest.

F)	Client Requests for Information

	1)	All client requests for information regarding proxy votes, policies, or procedures received by any employee shall be forwarded to Mr. Monte Johnson.
2)
In response to any request, Mr. Goebel will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Quest voted the client’s proxy with respect to each proposal about which the client inquired.

G)	Disclosure

Quest will provide conspicuously displayed information in its disclosure document summarizing this proxy policy and procedures, including a statement that clients may request information regarding how Quest voted a client’s proxies and that clients may request a copy of these policies and procedures.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Douglas P. Goebel has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

See above.

Regulatory Reference

Proxy Voting

2

APPENDIX C

Proxy Voting Policy

The Renaissance Group LLC

(d/b/a Renaissance Investment Management)

The Renaissance Group LLC

d.b.a.

Renaissance

Investment Management

PROXY VOTING POLICIES
AND PROCEDURES

SEPTEMBER 9, 2011

1

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When The Renaissance Group LLC d.b.a. Renaissance Investment Management (hereafter “the Firm”) has discretion to vote the proxies of its clients, it is obligated to vote solely in the best economic interest of clients.

II.	Voting Guidelines

In the absence of written direction or receipt of specific voting guidelines from a client, the Firm will vote proxies based on its determination of what is in the best economic interest of the client.

The Firm, through its third party proxy voting provider (“the Provider”), offers three proxy policies that consist of:

(i)	a general profit maximization policy;

(ii)	a Taft Hartley Policy, which is in compliance with the AFL-CIO guidelines; and,

(iii)	a policy incorporating the MacBride principles, which overlays the general profit maximization policy.

It is the Firm’s policy to automatically utilize the Taft Hartley policy for all Taft Hartley and public sector labor clients (e.g. police/firefighter clients) unless otherwise instructed in writing. All non-Taft Hartley/Labor and MacBride clients will utilize the general profit maximization policy in the absence of written instructions to the contrary. A copy of the three available proxy voting guidelines may be obtained upon written request to Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011, via e-mail at compliance@reninv.com, or you may also call the Firm at 513-723-4582 to request the information.

III.	Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to a third party proxy voting provider. All issuer’s proxy ballots are sent directly by the client’s custodian to the Provider. The Provider or the Firm, using independent third party research, provides a voting recommendation and votes the proxy ballots received based upon the voting policy selected as described in the Item II. Voting Guidelines. Ultimately, the Firm maintains the right to determine the final vote.

The Firm has a Proxy Voting Committee, which meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Proxy Voting Committee is composed of all the Firm’s portfolio managers and research analysts with the Chief Compliance Officer acting as the independent, nonvoting chair of the Committee.

When an account transitions to the Firm, the Firm typically liquidates some or all of the securities being held in the account. The Firm generally will not vote proxies for the securities in a transitioning account which were held prior to the date in which the Firm begins providing investment management services to the account, but for administrative reasons relating to the transition, the Firm cannot guarantee that all such proxies will not be voted.

The Firm does not recall proxy ballots to vote them if the client has lent the shares out for securities lending purposes.

2

If proxy voting authority has been delegated to the Firm, and the client would like to direct the Firm’s vote on a particular proxy vote, the client may provide the Firm with written or e-mailed specific instructions, which must be received by the Firm at least 10 business days before the voting deadline date. Please send the written instructions to: Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011 or e-mail to compliance@reninv.com. If a request is received less than 10 business days from the vote deadline date, the Firm will vote the proxy according to the client’s instructions on a best efforts basis, but cannot guarantee the vote will be able to be amended.

If it is an option on the ballot, the Firm has the right to abstain from a vote if no recommendations are available from the Provider and the Firm does not feel it has adequate information to make a decision in the best interest of its clients. The Firm will answer any technical questions listed on a proxy ballot that do not require research, on a case-by-case basis without convening the Proxy Voting Committee, if a recommendation is not available from the Provider (e.g. Does the Firm hold a controlling interest in the company?). In the event that the Provider does not provide a recommendation, the issue is not a technical question and abstaining from the vote is not an option on the ballot, the Chief Compliance Officer will convene the Proxy Voting Committee and tally a vote after completion of the Material Conflicts Form.

IV.	Conflicts of Interest

(1)
The Firm is not presently aware of any material corporate conflicts. However, should such conflicts arise, the Firm will identify the conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of the Firm or has some other relationship with the Firm, an affiliate or a client of the Firm.

(2)
If the Provider determines it has a material conflict of interest regarding a vote, the Firm will be notified of the conflict. The Firm will then convene a meeting of its Proxy Voting Committee, screen for any Firm corporate and personal conflicts of interest and instruct the Provider of the voting decision of the Proxy Voting Committee. The Firm will document any such conflicts and exclude any person(s) from the Proxy Voting Committee that may have personal conflicts of interest. The Firm’s Chief Compliance Officer will chair the committee

V.	Disclosure

The Firm will provide clients with disclosure via Form ADV Part 2 instructing clients to contact the Firm to obtain information on how the Firm voted such client’s proxies; and how to request a copy of the Firm’s Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and, (3) how the Firm voted the client’s proxy.

VI.	Oversight

On a periodic basis, the Chief Compliance Officer will verify with the Provider that it:

●	Continues to vote according to its pre-determined guidelines;
●	Provides the Firm with any changes in its pre-determined policies;
●	Continues to vote for the Firm's clients for which the Firm has communicated to it that it has voting authority; and
●	Received and voted proxies for accounts for which the Firm delegated authority to vote proxies to the Provider.

The Chief Compliance Officer will periodically confirm with the Provider that all documentation regarding any decisions to vote other than according to the Providers predetermined policies are accurate and complete.

VII.	Recordkeeping

The Chief Compliance Officer will maintain files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record. Such records are maintained for the benefit of the Firm’s clients and are available to clients upon request. Records of the following will be included in the files:

1.	Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

2.
A copy of any records created by the current or previous Provider or any records that the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision.

3.
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

4.	As the Firm has access to proxy statements and records of each vote cast by the current and any former Providers, the Firm will not maintain paper copies of those records in the office.

3

Summary of Renaissance’s Proxy Voting Policy and Procedures

The Renaissance Group LLC d.b.a. Renaissance Investment Management (hereafter “the Firm”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients if the Firm has been delegated proxy voting responsibility by the client. The Firm votes all proxies with respect to client securities unless the client has reserved that responsibility itself and has so notified the Firm in writing or the Firm has determined it does not have enough information to vote and therefore abstains from the vote.

The Firm has contracted a third party proxy voting provider (“the Provider”) to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While the Provider provides the proxy vote recommendations, the Firm retains the ultimate authority on deciding how to vote. In general, it is the Firm’s policy to vote in accordance with the Provider’s recommendations. However, in the event that the Firm disagrees with the Provider’s proxy voting recommendations and does not vote in accordance to the Provider’s recommendation, the Firm’s Proxy Voting Committee’s rationale and ultimate decision will be internally documented.

If the Firm determines how to vote any client proxies, the Firm will identify any material corporate conflicts that exist between the interest of the Firm and its clients. This examination will include a review of the relationship of the Firm with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of the Firm or has some other relationship with the Firm or a client of the Firm. The Firm is not presently aware of any material corporate conflicts other than potentially voting proxy issues relating to a company who may also be a client. This is mitigated by utilizing the Provider. However, should other material conflicts arise, the Firm will examine the scope of the conflict and will implement its procedures to ensure that the final voting decision is unbiased.

If a client has instructed the Firm to vote its proxies and would like to obtain information on how they were voted or would like a copy of the Firm’s Proxy Voting Policies and Procedures, please send a written request to: Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011; or e-mail compliance@reninv.com; or you may also call the Firm at 513-723-4582 to request the information.

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APPENDIX D
WEDGE Capital Management L.L.P.
Proxy Policy
Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor.  This policy applies to accounts in which WEDGE has voting authority.  WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
Traditional Products (SCP, MCP, LCP)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security.  If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting.  Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders.  Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis.  Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”).  (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.)  If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.”  In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained.  This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote.  In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security.  Generally, the criteria for these select securities are:
•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR
•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards.  Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.
An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest.  If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted.  For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote.  The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest.  The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy
•	Record of each vote cast on behalf of WEDGE's clients
•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted.  Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via E-mail:  proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

1

PART C

OTHER INFORMATION

ITEM 28 -- EXHIBITS

Exhibit Number
a	Articles of Incorporation of Registrant. Incorporated by reference to Exhibit 1 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

b	Bylaws of Registrant. Incorporated by reference to Exhibit 2 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

d.1
Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (“Amended Advisory Agreement”).  Incorporated by reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant’s registration statement on Form N-1A filed on April 29, 2003.

d.1.1
First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.  Incorporated by reference by Exhibit d.1.1 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.2
Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 between Registrant and American Fidelity Assurance Company.  Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-1 filed on April 30, 2007.

d.3
Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.  Incorporated by reference to Exhibit d.6 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.4
Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Quest Investment Management, Inc.  Incorporated by reference to Exhibit d.5 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).  Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

d.6
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.  Incorporated by reference to Exhibit d.4 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-1A filed on March 12, 2012.

e
Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit e to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.1
Amended and Restated Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A., as amended April 27, 2006 (the “Custodial Agreement”).  Incorporated by reference to Exhibits g.1 and g.2 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g.2*	Second Amendment to Custodial Agreement dated as of April 12, 2012.

h.1
Indemnification Agreement between Registrant and its directors.  (Director signatories:  David R. Carpenter, Jo Ann Dickey, Mark H. McCubbin, and G. Rainey Williams).  Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant’s registration statement on Form N-1A filed on April 3, 2003.

h.2
Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C.  Incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.

i*	Opinion and Consent of Counsel.

j*	Consent of Independent Registered Public Accounting Firm.

p.1
Code of Ethics of the Registrant, effective February 11, 2008.  Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.2
Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008.  Incorporated by reference to Exhibit p. 2 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.3
Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008.  Incorporated by reference to Exhibit p. 3 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.4
Code of Ethics of Registrant’s sub-advisor, The Renaissance Group, LLC (DBA Renaissance Investment Management), dated May 13, 2010.  Incorporated by reference to Exhibit p.4 to Post-Effective Amendment No. 22 to Registrant’s registration statement on Form N-1A filed on April 29, 2011.

p.5*	Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management L.L.P., dated December 13, 2011.

p.6
Code of Ethics of Registrant’s sub-advisor, Quest Investment Management, Inc., dated October 14, 2008.  Incorporated by reference by Exhibit p.7 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

p.7
Code of Ethics of Registrant’s sub-advisor, Beck, Mack & Oliver LLC. Incorporated by reference to Exhibit p.7 to Post-Effective Amendment No. 20 to Registrant’s registration statement on Form N-1A filed on April 30, 2010.

______________
*Filed herewith

ITEM 29 – PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund’s shares.  American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership.  William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 30 – INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLES OF INCORPORATION

Article Eighth, Section 2 of Dual Strategy Fund’s Articles of Incorporation provides as follows:

The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

1.      INDEMNIFICATION OF DIRECTORS AND OFFICERS.  The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

2.      ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

3.      PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

4.      INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

5.      OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

6.      AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

1. Indemnity of Director.  The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law.  In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an “Action”), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, “Losses”) incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director’s duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act of 1940, as amended (the “Investment Company Act”), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director’s duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director’s duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

2. Limitations on Indemnity.  No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

2.1 In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

2.2 On account of the Director’s conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director’s office; or

2.3 If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

3. Continuation of Indemnity.  All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

4. Notification and Defense of Claim.  As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure.  With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

4.1 The Fund will be entitled to participate therein at its own expense; and

4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director.  After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below.  The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund.  The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent.  The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director’s written consent.  Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

5. Reimbursement; Advancement of Expenses.

5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

6. Repayment of Expenses.  The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

7. Contribution.  If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses.  Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations.  The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation.  The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

8. Enforcement.

8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement.  In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director’s reasonable fees and expenses in bringing and pursuing such action.

REIMBURSEMENT OF INDEMNIFICATION EXPENSES

The Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Dual Strategy Fund and American Fidelity Assurance Company provides in Section 2 that the American Fidelity Assurance Company shall:

Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a “Director Indemnification Agreement”).  In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, “Losses”) incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement.  As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

ITEM 31 – BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts.  Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal Business Address1	Positions and Offices with the Investment Advisor	Other Affiliations

Gregory S. Allen	Director	Chief Executive Officer, Maine Street Holdings, Inc.; 1515 London Road, Charlottesville, VA 22901

John M. Bendheim, Jr.	Director	President, Bendheim Enterprises, Inc.

Robert D. Brearton	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer,, American Fidelity Corporation; Executive Vice President and Principal Financial Officer, American Fidelity Dual Strategy Fund, Inc.®

Lynda L. Cameron	Director	Vice-President, Cameron Associates, Inc.

William M. Cameron	Chairman and Chief Executive Officer
Chairman, President, Chief Executive Officer, American Fidelity Corporation; Director, ASC Holding, L.L.C.; Chairman, First Fidelity Bank, N.A. and First Fidelity BanCorp, Inc., 5100 N. Classen , Suite 500, Oklahoma City, OK 73118

David R. Carpenter	President and Chief Operations Officer
Executive Vice President, American Fidelity Corporation; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.; Chairman, President, Secretary and Principal Executive Officer, American Fidelity Dual Strategy Fund, Inc.®

William E. Durrett	Senior Chairman of the Board of Directors
Senior Chairman of the Board, American Fidelity Corporation; Director, Bank Oklahoma Financial Corporation, Bank Oklahoma Tower P. O. Box 2300 Tulsa, OK 74192; Director, Integris Health, Inc.
3366 N.W. Expressway Oklahoma City, OK 73112

Charles R. Eitel	Director	Founder, Eitel & Armstrong Consulting, 401 N. Tryon, 10th Floor, Charlotte, NC 28202

Theodore M. Elam	Director	Attorney, McAfee & Taft A Professional Corporation, Two Leadership Square Tenth Floor 211 North Robinson, Oklahoma City, OK 73102

Stephen P. Garrett	Senior Vice President and Secretary	Senior Vice President, Secretary, American Fidelity Corporation; Chief Compliance Officer, American Fidelity Dual Strategy Fund Inc.®

Alfred L. Litchenburg	Executive Vice President	Chairman and Chief Executive Officer, American Public Life Insurance Company

Paula Marshall	Director	Chief Executive Officer, The Bama Companies, Inc. 2745 East 11th Street Tulsa, OK 74104; Director, Bank of Oklahoma, N.A.; Director, Helmrich & Payne, Inc.

Tom J. McDaniel	Director	President, American Fidelity Foundation

Stephen M. Prescott, M.D.	Director	Physician/Scientist, President, Oklahoma Medical Research Foundation 825 N.E. 13th Street Oklahoma City, OK 73104

Gary E. Tredway	Executive Vice President	Director, American Public Life Insurance Company

________________

1 Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under “Other Affiliations.”

Beck, Mack & Oliver LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations
Robert C. Beck	Managing Partner

Robert J. Campbell	Partner

Lyman Delano	Partner

Walter K. Giles	Partner

David E. Rappa	Partner

Zachary A. Wydra	Partner

Quest Investment Management, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Monte L. Johnson	Founder and Chairman

Cameron M. Johnson	Chief Executive Officer

Gregory G. Sherwood	President

Kevin M. Johnson	Secretary and Treasurer

The Renaissance Group, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael E. Schroer, CFA	Managing Partner and CIO

Paul A. Radomski, CFA, CPA	Managing Partner

Sudhir S. Warrier	Senior Partner and COO

Joe G. Bruening, CFA	Senior Partner and Director of Trading

Mary C. Meiners	Senior Partner and Director of Research

Eric Strange	Partner

WEDGE Capital Management L.L.P. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Bradley W. Horstmann	Chief Compliance Officer and General Partner

Gary S. Cotler	General Partner

ITEM 32 – PRINCIPAL UNDERWRITERS

(a)      American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

(b)      American Fidelity Securities’ director and officer information is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

David R. Carpenter P. O. Box 25523 Oklahoma City, OK 73125	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contracts Products Principal	President, Secretary and Principal Executive Officer

Cherie L. Horsfall P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Operations Officer, and Investment Company and Variable Contracts Products Principal	None

Christopher T. Kenney P. O. Box 25523 Oklahoma City, OK 73125	Director, Vice President, Chief Compliance Officer, Secretary and Investment Company and Variable Contracts Products Principal	Assistant SEC Compliance Officer

Nancy K. Steeber P. O. Box 25523 Oklahoma City, OK 73125	Director, President, Chief Operations Officer and Investment Company and Variable Contracts Products Principal	None

Shirley K. Williams P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Chief Financial Officer, Treasurer and Financial and Operations Principal	None

(c)           American Fidelity Securities receives no compensation from the Fund for the sale of shares of Dual Strategy Fund; however, American Fidelity Assurance Company pays commissions to American Fidelity Securities, Inc. in connection with sales of securities offered by the separate accounts of American Fidelity Assurance Company.  Dual Strategy Fund in an investment option of the American Fidelity Assurance Company separate accounts.

ITEM 33 -- LOCATION OF ACCOUNTS AND RECORDS

All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

American Fidelity Dual Strategy Fund, Inc.®		InvesTrust, N.A.
200 N. Classen Boulevard	or	5100 N. Classen Blvd., Suite 600
Oklahoma City, Oklahoma 73106		Oklahoma City, Oklahoma 73118

ITEM 34 -- MANAGEMENT SERVICES

Not applicable

ITEM 35 -- UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized officer in Oklahoma City, Oklahoma on April 25, 2012.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®

By:	/S/ David R. Carpenter
David R. Carpenter, Chairman of the Board, President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ David R. Carpenter	April 25, 2012
David R. Carpenter, Chairman of the Board,	Date
President and Secretary

*/S/ Robert D. Brearton	April 25, 2012
Robert D. Brearton, Executive Vice President and Principal Financial Officer	Date

*/S/ JoAnn Dickey	April 25, 2012
JoAnn Dickey, Director	Date

*/S/ Mark M. McCubbin	April 25, 2012
Mark M. McCubbin, Director	Date

* /S/ G. Rainey Williams, Jr.	April 25, 2012
G. Rainey Williams, Jr., Director	Date

* By Power of Attorney

    Each of the undersigned hereby appoints David R. Carpenter, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Dual Strategy Fund, Inc., a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-1A to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/S/Robert D. Brearton	March 2, 2012
Robert D. Brearton, Executive Vice President and Principal Financial Officer	Date

/S/JoAnn Dickey	March 1, 2012
JoAnn Dickey, Director	Date

/S/Mark M. McCubbin	March 6, 2012
Mark M. McCubbin, Director	Date

/S/G. Rainey Williams, Jr.	March 5, 2012
G. Rainey Williams, Jr., Director	Date

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
a	Articles of Incorporation of Registrant.	Incorporated by reference.

b	Bylaws of Registrant.	Incorporated by reference.

d.1	Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (the “Amended Advisory Agreement”).	Incorporated by reference.

d.1.1	First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.2	Shareholder Information Agreement dated as of January 1, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.3	Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Incorporated by reference.

d.4	Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company, and Quest Investment Management, Inc.	Incorporated by reference.

d.5
Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (DBA Renaissance Investment Management).
Incorporated by reference.

d.6	Second Amended and Restated Sub-Advisory Agreement effective as of February 20, 2012 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management L.L.P.	Incorporated by reference.

e	Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.	Incorporated by reference.

g.1	Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A. (the “Custodial Agreement”)	Incorporated by reference.

g.2	Second Amendment to Custodial Agreement dated as of April 12, 2012	Filed herewith.

h.1	Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Gregory M. Love, Mark H. McCubbin, and G. Rainey Williams).	Incorporated by reference.

h.2	Investment Consultant Agreement dated May 4, 2011 between American Fidelity Assurance Company and Asset Services Company, L.L.C.	Incorporated by reference.

i	Opinion and Consent of Counsel.	Filed herewith.

j	Consent of Independent Registered Public Accounting Firm.	Filed herewith.

p.1	Code of Ethics of the Registrant, effective February 11, 2008.	Incorporated by reference.

p.2	Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008.	Incorporated by reference.

p.3	Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008.	Incorporated by reference.

p.4	Code of Ethics of Registrant’s sub-advisor, The Renaissance Group, LLC (DBA Renaissance Investment Management), dated May 13, 2010.	Incorporated by reference.

p.5	Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management L.L.P., dated December 13, 2011.	Filed herewith.

p.6	Code of Ethics of Registrant’s sub-advisor, Quest Investment Management, Inc., dated October 14, 2008.	Incorporated by reference.

p.7	Code of Ethics of Registrant’s sub-advisor Beck, Mack & Oliver LLC.	Incorporated by reference.